    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 21, 1998.
                                                      1933 ACT FILE NO. -____
                                                      1940 ACT FILE NO. 811-4015


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933            [X]

                         PRE-EFFECTIVE AMENDMENT NO. ___            [ ]

                        POST-EFFECTIVE AMENDMENT NO. ___            [ ]


                         EATON VANCE MUTUAL FUNDS TRUST
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       24 FEDERAL STREET, BOSTON, MA 02110
                    -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFIICES)

                                 (617) 482-8260
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

               ALAN R. DYNNER, 24 FEDERAL STREET, BOSTON, MA 02110
               ---------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

                                   ----------
TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 2-90946).

                                   ----------

Pursuant to Rule 488 under the Securities Act of 1933, it is proposed that this filing will become effective on November 20, 1998.

                         EATON VANCE MUTUAL FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------


This Registration Statement contains the following pages and documents:

         Front Cover

         Contents Page

         Cross Reference Sheet

         Letter to Shareholders

         Notice of Special Meeting

         Part A --         Prospectus/Proxy Statement
                           Proxy Card

         Part B --         Statement of Additional Information

         Part C --         Other Information

         Signature Page

         Exhibits

                         EATON VANCE MUTUAL FUNDS TRUST
                              CROSS-REFERENCE SHEET
                FOR EATON VANCE TAX-MANAGED EMERGING GROWTH FUND

                           ITEMS REQUIRED BY FORM N-14

PART A.  INFORMATION REQUIRED IN THE PROSPECTUS

                                                                        CAPTION IN
ITEM NO.          ITEM CAPTION                                 PROSPECTUS/PROXY STATEMENT
--------          ------------                                 --------------------------
 1.    Beginning of Registration Statement and Outside      COVER PAGE OF REGISTRATION STATEMENT; FRONT
       Front Cover Page of Prospectus                       COVER PAGE OF PROSPECTUS

 2.    Beginning and Outside Back Cover Page of             TABLE OF CONTENTS
       Prospectus

 3.    Fee Table, Synopsis Information, and Risk Factors    SUMMARY; PRINCIPAL RISK FACTORS; FUND EXPENSES

 4.    Information About the Transaction                    REASONS FOR THE REORGANIZATION; INFORMATION
                                                            ABOUT THE REORGANIZATION; COMPARATIVE
                                                            INFORMATION ON SHAREHOLDER RIGHTS

 5.    Information About the Registrant                     PROSPECTUS COVER PAGE; SUMMARY; COMPARISON OF
                                                            INVESTMENT OBJECTIVES AND POLICIES; INFORMATION
                                                            ABOUT THE FUNDS; EMERGING GROWTH FINANCIAL
                                                            HIGHLIGHTS

 6.    Information About the Company Being Acquired         PROSPECTUS COVER PAGE; SUMMARY; COMPARISON OF
                                                            INVESTMENT OBJECTIVES AND POLICIES; INFORMATION
                                                            ABOUT THE FUNDS; DEVELOPING RESOURCES FINANCIAL
                                                            HIGHLIGHTS

 7.    Voting Information                                   SUMMARY; VOTING INFORMATION; DISSENTERS RIGHTS

 8.    Interest of Certain Persons and Experts              EXPERTS


PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                                          CAPTION IN
ITEM NO.          ITEM CAPTION                                STATEMENT OF ADDITIONAL INFORMATION
--------          ------------                                -----------------------------------

 9.    Additional Information Required for Reoffering
       by Persons Deemed to be Underwriters                 NOT APPLICABLE

10.    Cover Page                                           COVER PAGE

11.    Table of Contents                                    TABLE OF CONTENTS

12.    Additional Information About the Registrant          STATEMENT OF ADDITIONAL INFORMATION OF EATON VANCE
                                                            TAX-MANAGED EMERGING GROWTH FUND

13.    Additional Information About the Company Being       STATEMENT OF ADDITIONAL INFORMATION OF EATON VANCE
       Acquired                                             DEVELOPING RESOURCES FUND

14.    Financial Statements                                 FINANCIAL STATEMENTS OF EATON VANCE TAX-MANAGED
                                                            EMERGING GROWTH FUND; FINANCIAL STATEMENTS OF EATON
                                                            VANCE DEVELOPING RESOURCES FUND

PART C.  OTHER INFORMATION

ITEM NO.          ITEM CAPTION                               PART C CAPTION
--------          ------------                               --------------

15.    Indemnification                                      INDEMNIFICATION

16.    Exhibits                                             EXHIBITS

17.    Undertakings                                         UNDERTAKINGS

                                   EATON VANCE
                       WORLDWIDE DEVELOPING RESOURCES FUND
                 24 Federal Street, Boston, Massachusetts 02110

--------------------------------------------------------------------------------
                                                               November 20, 1998

Dear Shareholder:

         A Special Meeting of Shareholders of Eaton Vance Worldwide Developing Resources Fund (the "Fund"), a series of Eaton Vance Growth Trust, which is a Massachusetts business trust, is to be held at 10:00 a.m., Eastern Standard Time, on December 18, 1998 at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110. Enclosed is a Prospectus/Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.

         At the Special Meeting, action will be taken to approve or disapprove a series of transactions (the "Reorganization") of the Fund with and into Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, which is also a Massachusetts business trust. If approved, the Reorganization would result in the conversion of your Fund shares into corresponding shares of Emerging Growth. Each shareholder would receive that number of full and fractional shares of Emerging Growth having a total net asset value equal to the total net asset value of the shareholder's shares of the Fund as of the applicable valuation date. Emerging Growth has an investment objective and policies different from the Fund and the risks of an investment in Emerging Growth differ from those of an investment in the Fund. The enclosed Prospectus/Proxy Statement describes the Reorganization in detail. Please review the enclosed materials, complete and return your proxy in the postage prepaid envelope provided.

         The number of shares of the Fund that will be voted in accordance with your instructions appears on your proxy.

         The management and Trustees of the Fund believe that the Reorganization will benefit Fund shareholders and recommend that you vote IN FAVOR of the Reorganization. Emerging Growth has a lower expense ratio and broader investment policies. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.

         Should you have questions regarding the proposed Reorganization, please call (800) 225-6265 anytime between 9 a.m. and 5 p.m. Eastern Standard Time.

                                             Sincerely,

                                             James B. Hawkes
                                             President

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, DECEMBER 18, 1998

To Shareholders:

         Please note that a Special Meeting of Shareholders of Eaton Vance Worldwide Developing Resources Fund (the "Fund") has been called to be held at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110 on Friday, December 18, 1998 at 10:00 a.m., Eastern Standard Time, for the following purposes:

         (1) To approve an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition by Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, of all of the assets of the Fund, in exchange for shares of Emerging Growth, the distribution of such shares to the shareholders of the Fund and the termination of the Fund, all as described in the accompanying Prospectus/Proxy Statement. A copy of the Plan is attached as Exhibit A thereto.

         (2) To consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on November 12, 1998 are entitled to vote at the meeting or any adjournments thereof.

                                              By Order of the Trustees

                                              Alan R. Dynner
                                              Secretary

November 20, 1998

IMPORTANT - WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT USING THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF YOUR ENCLOSED PROXY WILL SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

               PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 20, 1998
                          ACQUISITION OF THE ASSETS OF
                 EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265
                        BY AND IN EXCHANGE FOR SHARES OF
                  EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265

         This Prospectus/Proxy Statement relates to the proposed transfer of the assets and liabilities of Eaton Vance Worldwide Developing Resources Fund ("Developing Resources"), a series of Eaton Vance Growth Trust, which is a Massachusetts business trust, to Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, which is also a Massachusetts business trust, in exchange for shares, without par value, of Emerging Growth ("Emerging Growth Shares"). Following such transfer, Emerging Growth Shares will be distributed to shareholders of Developing Resources in liquidation of Developing Resources and Developing Resources will be terminated. As a result of the proposed transaction, each shareholder of Developing Resources will receive Emerging Growth Shares equal in value to the value of such shareholder's shares, in each case calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the exchange. This document serves as a Proxy Statement for the Special Meeting of Shareholders of Developing Resources to be held on December 18, 1998 at 10:00 a.m. and any adjournments and postponements thereof and is being used by the Board of Trustees of Developing Resources to solicit the proxies of shareholders in connection therewith. This document also serves as a Prospectus of Emerging Growth and covers the proposed issuance of Emerging Growth Shares.

         Emerging Growth, an open-end management investment company, seeks to provide long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Emerging Growth that a prospective investor should know before investing. This Proxy Statement/Prospectus is accompanied by the Prospectus of Emerging Growth dated March 1, 1998, which is incorporated by reference herein. A Statement of Additional Information dated November 20, 1998 containing additional information about the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement may be obtained without charge by writing the distributor of Emerging Growth, Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110; or by calling (800) 225-6265.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                          Page
SUMMARY.......................................................................

FUND EXPENSES.................................................................

PRINCIPAL RISK FACTORS........................................................

REASONS FOR THE REORGANIZATION................................................

INFORMATION ABOUT THE REORGANIZATION .........................................

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES .............................

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS..........................

SHAREHOLDER SERVICES..........................................................

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................

INFORMATION ABOUT THE FUNDS...................................................

VOTING INFORMATION............................................................

DISSENTERS RIGHTS.............................................................

EMERGING GROWTH FINANCIAL HIGHLIGHTS..........................................

DEVELOPING RESOURCES FINANCIAL HIGHLIGHTS.....................................

EXPERTS ......................................................................

OTHER MATTERS.................................................................

                                     SUMMARY

         The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/Prospectus and the documents referred to herein.

         Proposed Transaction. The Trustees of Developing Resources have approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets of Developing Resources to Emerging Growth in exchange for Emerging Growth Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The Plan of Reorganization is attached hereto as Exhibit A. The value of shares to be issued to Developing Resources and its shareholders will be identical in value to Developing Resources' outstanding shares on the Closing Date. Emerging Growth Shares will be distributed to shareholders of Developing Resources in liquidation of Developing Resources and Developing Resources will be terminated. (The proposed transaction is referred to in this Proxy Statement/Prospectus as the "Reorganization.") As a result of the Reorganization, each shareholder of Developing Resources will receive full and fractional Emerging Growth Shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing Date to the value of such shareholder's shares of Developing Resources. At or prior to the Closing, Developing Resources shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources' shareholders all of Developing Resources' investment company taxable income and all of its net capital gains realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not "interested persons" of each Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Funds will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of such shareholders.

         Background for the Proposed Transaction. The Board of Trustees of Developing Resources and of Emerging Growth considered a number of factors, including the proposed terms of the Reorganization, and the characteristics of Emerging Growth. The Trustees considered that combining Developing Resources with Emerging Growth would produce economies of scale, which will be reflected in reduced costs per share, resulting in net benefits to shareholders of each Fund. The Board of Trustees of Developing Resources has concluded that the Reorganization with Emerging Growth will allow Developing Resources shareholders to become affiliated with a fund with a broader investment objective and greater net assets. Moreover, the Board of Trustees of Developing Resources considered that, in light of its small size, Developing Resources was not economically viable for Eaton Vance to sponsor and manage, and the Reorganization was a better alternative than liquidation.

         THE BOARD OF TRUSTEES OF DEVELOPING RESOURCES BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS OF DEVELOPING RESOURCES VOTE FOR THE REORGANIZATION.

         Summary of Principal Differences Between Developing Resources and Emerging Growth. Shareholders should consider several differences in the structure, investment objectives and policies, and management of Developing Resources and Emerging Growth. Developing Resources, managed by William D. Burt and Barclay Tittmann of Eaton Vance, is a non-diversified investment company whose principal investment objective is capital appreciation and protection of the purchasing power of the shareholder's capital. It seeks to achieve this objective by investing in natural resources related investments and as such, concentrates its assets on investments in these industries. Emerging Growth, managed by Edward J. Smiley, Jr. of Eaton Vance, seeks long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Under normal circumstances, it does not concentrate its investments in any industry. To minimize taxes on realized capital gains, in managing investments, Emerging Growth will generally avoid selling securities with large accumulated capital gains. Developing Resources does not follow a tax-managed approach. In addition, Developing Resources invests heavily in foreign securities and under normal circumstances will hold securities of issuers in at least three countries, while Emerging Growth may invest no more than 20% of assets in securities issued by foreign companies. Finally, Developing Resources uses a master-feeder structure, meaning that it attempts to achieve its investment objectives indirectly by investing its assets in another open-end investment company having substantially the same investment policies and restrictions, called Worldwide Developing Resources Portfolio (the "Portfolio"). Emerging Growth, by contrast, does not employ a master-feeder structure.

         Advisory Fees and Expenses. Developing Resources Portfolio pays Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), its investment adviser, an investment advisory fee computed at an annual rate of .75% of its aggregate average net assets. At October 15, 1998, the net assets of Developing Resources Portfolio were approximately $9.5 million, and of Developing Resources was $6.9 million.

         Emerging Growth pays Eaton Vance, its investment adviser, a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of average daily net assets up to $500 million. For assets of $500 million or more, the annual fee is reduced. At October 15, 1998, the net assets of Emerging Growth were $85.4 million.

         The expense ratio of Developing Resources is substantially higher than that of Emerging Growth. For the year ended August 31, 1998, the ratio of expenses to net assets was approximately 2.11% and 3.20% per annum for Class A and Class B of Developing Resources and approximately 1.0% and 1.91% per annum for Class A and Class B of Emerging Growth. Thus, Developing Resources shareholders will experience an immediate and substantial reduction in expenses if the Reorganization is approved. The actual amount of reduction cannot be determined until the closing, but Developing Resources expenses are likely to increase whereas Emerging Growth's currently are not. See "Fund Expenses" below.

         Distribution Arrangements. Shares of both Developing Resources and Emerging Growth are sold on a continuous basis by EVD, as each Fund's distributor. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B shares of each Fund are sold at net asset value subject to a contingent deferred sales charge ("CDSC"). The sales charge schedules are identical. In the Reorganization, Developing Resources shareholders will receive shares of the corresponding class of Emerging Growth. Class B shareholders will be given credit for their holding period in Developing Resources in determining any applicable CDSC. Emerging Growth offers Class C shares but these shares will not be affected by the Reorganization because Developing Resources does not offer Class C shares.

         Redemption Procedures. Both Funds offer similar redemption features pursuant to which proceeds of the redemption are remitted by check after receipt of proper documents including signature guaranties.

         Tax Consequences. The Reorganization will result in the recognition of capital gain or loss to Developing Resources shareholders depending upon their original purchase price for their shares (tax basis) and the net asset value of the relevant Class on the valuation date. It is anticipated most shareholders will have capital loss (which may be short or long term) which can be used to offset capital gains in other securities transactions. Shareholders should consult their tax advisers. See "INFORMATION ABOUT THE REORGANIZATION - Federal Income Tax Consequences."

                                  FUND EXPENSES

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

                                                                  Class A                   Class B
                                                                  Shares                    Shares
---------------------------------------------------------------- ------------------------- -------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                             5.75%                     None
Sales Charges Imposed on Reinvested Distributions                 None                      None
Fees to Exchange Shares                                           None                      None
Maximum Contingent Deferred Sales Charge                          None                      5.00%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                                          Investment     Rule 12b-1
                                                          Adviser or    Distribution                       Total
                                                          Management       and/or          Other         Operating
                                                             Fees       Service Fees      Expenses      Expenses**
-------------------------------------------------------------------------------------------------------------------
Developing Resources Fund
  Class A shares                                        0.75%           0.03%          1.11%           1.89%
  Class B shares                                        0.75            0.91           1.32            2.98
Tax-Managed Emerging Growth
  Class A shares*                                       0.625%          0.000%         0.280%          0.905%
  Class B shares*                                       0.625           0.750          0.280           1.655

 * Payment of the Tax-Managed Emerging Growth Class A and Class B service fee will commence in the third quarter of
   1998. See note below.
** The expense ratios of Developing Resources Fund reflect an allocation of expenses by the Distributor. Had such actions not been taken, total operating expenses and other expenses would have been 2.11% and 1.33% for
   Class A and 3.20% and 1.54% for Class B.

EXAMPLE
An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or, in the case of Class B shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a)
5% annual return and (b) redemption at the end of each period (and, for Class B, no redemption):

                                                            1 Year         3 Years        5 Years        10 Years
-------------------------------------------------------------------------------------------------------------------
Developing Resources Fund
  Class A shares                                              $76            $113           $154             $266
  Class B shares                                               80             132            177              330
  Class B (no redemption)                                      30              92            157              330

Tax-Managed Emerging Growth
  Class A shares                                              $66          $   85            N/A              N/A
  Class B shares                                               67              92            N/A              N/A
  Class B shares (no redemption)                               17              52            N/A              N/A

NOTES: The table and Examples summarize the aggregate expenses of each Class of shares of the Funds (including, in the case of Developing Resources, the Portfolio) and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for Class B shares of
Developing Resources Fund is based on expenses for the most recent fiscal year except that service fees have been estimated. Information for Class A shares of Developing Resources Fund is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Information for each Class of
Tax-Managed Emerging Growth is estimated based on the most recent fiscal year because Tax-Managed Emerging Growth has only recently been organized.

Each Fund offers multiple classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. The CDSC does not apply in certain circumstances.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAS OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. Long-term holders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc.

For Class A shares sold by Authorized Firms and remaining outstanding for at least one year, each Fund will pay service fees not exceeding .25% per annum of the average daily net assets of such classes. Developing Resources and Tax-Managed Emerging Growth expect to begin making service fee payments during the quarter ending September 30, 1998 and December 31, 1998, respectively. Therefore, expenses after year one will be higher. See "Distribution and Service Plans."

                             PRINCIPAL RISK FACTORS

         Emerging Growth invests in a broadly diversified selection of public-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. Under normal market conditions, Emerging Growth will invest at least 65% of its total assets in such securities. Emerging Growth may invest up to 35% of its assets in preferred stocks, warrants, money market instruments and other securities and instruments described in this document and in its Prospectus.

         Emerging Growth's investments include investments in smaller companies for which there is less publicly available information than larger, more established companies. The securities of these companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. To minimize taxes on realized capital gains, Emerging Growth maintains relatively low portfolio turnover. Thus, Eaton Vance will generally avoid selling securities with large accumulated capital gains. Although certain hedging strategies may be used in lieu of selling appreciated securities, Emerging Growth's exposure to losses during stock market declines may nonetheless become greater than that of other funds investing in similar securities that do not follow a general policy of avoiding sales of highly-appreciated securities.

         Emerging Growth may invest up to 20% of assets in securities issued by foreign companies. Investing in these securities involves considerations and possible risks not typically associated with investing in securities issued by U.S. companies. Investments in foreign securities could be seriously affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, armed conflict, and potential difficulties in enforcing contractual obligations. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities may be less liquid, more volatile and less subject to government supervision than in the United States.

         Emerging Growth invests up to 15% of its assets in securities that are not freely tradable or which are subject to restrictions on sale under the Securities Act of 1933. Such securities may be illiquid and may be difficult to properly value.

         Emerging Growth may also purchase or sell derivative instruments in the U.S. and abroad to hedge against price declines and currency movements and to enhance returns. Derivative transactions may be more advantageous in some circumstances than transactions involving securities due to more favorable tax treatment, lower transaction costs, or greater liquidity. However, the purchase and sale of derivative instruments can expose Emerging Growth to a significant risk of loss. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in value of an underlying security, index, instrument or currency. The built-in leveraging inherent in many derivative instruments can also result in losses that substantially exceed the initial amount paid or received.

         Emerging Growth may seek to earn income by lending up to 33% of its total assets in portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower fails financially. However, the loans will only be made to organizations deemed sufficiently creditworthy and when, in the judgment of Eaton Vance, the consideration earned from such transactions justifies the attendant risk. To date, Emerging Growth has not engaged in securities lending.

         Developing Resources invests heavily in foreign securities, securities of smaller companies, and engages in transactions with derivative instruments and restricted securities. Thus, it is subject to the same risks as Emerging Growth with respect to these transactions. Developing Resources also engages in other investment practices that subject it to other risks. Developing Resources concentrates its investments in the natural resources industries. As a result it has greater exposure to economic, political or regulatory occurrences or other developments affecting its investment sector. In addition, Developing Resources frequently invests in metals and gold-related companies. Metal prices are highly volatile and the securities of companies dealing with such metals are vulnerable to these fluctuations. Developing Resources is also a "non-diversified" investment company, meaning that it may invest its assets in a more limited number of issuers than if it were a diversified company. This practice involves an increased risk of loss. Developing Resources may borrow money to invest in additional portfolio securities, a practice known as leverage. The use of leverage increases the Portfolio's market exposure and risk. Moreover, the interest Developing Resources must pay on borrowed money will reduce the amount of any potential gains or increase any losses.

         Developing Resources may enter into currency swaps for hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. The use of currency swaps is a highly specialized activity involving special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, Developing Resources' performance will be adversely affected.

         Developing Resources may make natural resource related investments in "direct placement securities" issued by a company directly to the Fund and "venture capital companies," companies the securities of which have no public market at the time of investment. These investments are considered speculative in nature and are not readily marketable.

         The current investment portfolios are different. It is anticipated most or all of Developing Resources portfolio securities will be sold prior to the Reorganization, and Developing Resources will bear all commission and transaction costs.

                         REASONS FOR THE REORGANIZATION

         The Reorganization has been considered by the Board of Trustees of Developing Resources and the Board of Trustees of Emerging Growth. In reaching the decision to recommend that the shareholders of Developing Resources vote to approve the Reorganization, the Board of Trustees of each Fund, including the Trustees who are not interested persons of Developing Resources, concluded that the Reorganization would be in the best interests of that Fund's shareholders and that the interests of existing shareholders would will not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the proposed terms of the Reorganization, and the characteristics of Emerging Growth.

         The Trustees considered that combining Developing Resources with Emerging Growth could, over time, produce economies of scale, which may be reflected in reduced costs per share, resulting in net benefits to the shareholders of each Fund. For the year ended August 31, 1998, the ratio of expenses to net assets for Class A and Class B shareholders of Developing Resources will decline approximately 52.6% and 40.3%, respectively as shareholders of Emerging Growth. This benefit is likely to increase because the relative assets of Developing Resources is declining and many costs are fixed.

         The Board of Trustees of Developing Resources has concluded that the Reorganization with Emerging Growth will allow Developing Resources shareholders to become affiliated with a fund with a broader investment objective and greater net assets. Moreover, the Board of Trustees of Developing Resources considered that, in light of its small size, Developing Resources may not be economically viable for Eaton Vance to sponsor and manage, and the Reorganization was a better alternative than liquidation.

         THE BOARD OF TRUSTEES OF DEVELOPING RESOURCES BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS OF DEVELOPING RESOURCES VOTE FOR THE REORGANIZATION.

                      INFORMATION ABOUT THE REORGANIZATION

         At a meeting held on October 19, 1998, the Board of Trustees of Developing Resources and the Board of Trustees of Emerging Growth, respectively, approved the Plan substantially in the form set forth as Exhibit A to this Prospectus by each of the Trustees voting on the Plan.

         Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization provides that, at the Closing, Emerging Growth will acquire all of the assets of Developing Resources (subject to the assumption by Emerging Growth of all of the liabilities of Developing Resources reflected on the unaudited statement of assets and liabilities) in exchange for Emerging Growth Shares. The value of Class A and/or Class B shares issued to Developing Resources by Emerging Growth will be the same as the value of Class A and/or Class B shares that Developing Resources has outstanding on the Closing Date. The Emerging Growth shares received by Developing Resources will be distributed to Developing Resources shareholders, and each Developing Resources shareholder will receive shares of the corresponding class of Emerging Growth equal in value to those of Developing Resources held by such shareholders.

         Emerging Growth will assume all liabilities, expenses, costs, charges and reserves of Developing Resources on the Closing Date. At or prior to the Closing, Developing Resources shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources' shareholders all of Developing Resources' investment company taxable income for the fund taxable period of Developing Resources and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

         At or as soon as practicable after the Closing, Developing Resources will liquidate and distribute pro rata to its shareholders of record as of the Close of Trading on the New York Stock Exchange on the Closing Date the full and fractional Emerging Growth Class A and/or Class B Shares equal in value to the Developing Resources shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of Emerging Growth in the name of each such shareholder of Developing Resources, representing the respective pro rata number of full and fractional Emerging Growth Class A and/or Class B Shares due such shareholder. All of Emerging Growth's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of Emerging Growth at the price in effect as described in Emerging Growth's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to Developing Resources' transfer agent.

         The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of Developing Resources, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before February 28, 1999. The Plan may be amended by written agreement of Developing Resources and Emerging Growth without approval of the shareholders of Developing Resources and either Developing Resources or Emerging Growth may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of Emerging Growth Shares to be issued to Developing Resources shareholders to the detriment of such shareholders without their further approval.

         Each of Developing Resources and Emerging Growth will bear its expenses related to the Reorganization.

         Each of the Board of Trustees of Developing Resources and Emerging Growth has determined, with respect to its fund, that the interests of existing shareholders of the fund will not be diluted as a result of the transactions contemplated by the Reorganization and that participation in the Reorganization is in the best interests of the fund's shareholders.

         Description of Emerging Growth Shares. Full and fractional Class A and/or Class B shares of Emerging Growth will be issued to Developing Resources shareholders in accordance with the procedures under the Plan as described above. Each share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of Emerging Growth may grant in its discretion.

         Federal Income Tax Consequences. The Reorganization will result in the recognition of capital gain or loss to Developing Resources shareholders depending upon their original purchase price for their shares (tax basis) and the net asset value of the relevant Class on the valuation date. It is anticipated most shareholders will have capital loss (which may be short or long term) which can be used to affect capital gains in other securities transactions. Shareholders of Developing Resources will, therefore, receive a new tax basis in the shares received of Emerging Growth for calculation of capital gain or loss upon their ultimate disposition.

         Shareholders of Developing Resources should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Developing Resources should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

         Capitalization. The following table sets forth the capitalization of Developing Resources and Emerging Growth as of September 30, 1998, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value.

                                                                                                     Pro Forma
                                                                                                   Combined After
                                 Developing Resources             Emerging Growth                  Reorganization
                                 (Class A)  (Class B)          (Class A)  (Class B)            (Class A)  (Class B)
                                 ---------  ---------          ---------  ---------            ---------  ---------
Net assets                    $393,752        $6,944,392   $24,133,390      $47,808,640    $24,527,142      $54,753,032
Net asset value per share     $4.34           $7.14        $9.05            $8.99          $9.05            $8.99
Shares outstanding            90,632          973,265      2,666,018        5,315,039      2,709,527        6,087,496

         Investment Performance. The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates.

         The table below indicates the total return (capital change plus reinvestment of all distributions) on a hypothetical investment of $1,000 in Emerging Growth and Developing Resources, respectively, covering the ten, five and one year periods ending September 30, 1998.

                                           VALUE OF A $l,000 INVESTMENT

                                               Developing Resources                      Emerging Growth
                                                   Total Return*                          Total Return*
                                            Class A             Class B            Class A             Class B
Investment                                  Average             Average            Average             Average
Period                                       Annual             Annual              Annual              Annual
------                                       ------             ------              ------              ------
1 Year Ended 6/30/98                        -56.07%              -56.12%            -10.04%             -10.72%
Since Inception through 6/30/98**           -43.27%                1.74%                N/A                 N/A
-------
 * Calculated excluding a sales charge.
** Inception of Developing Resources Class A was April 4, 1997, and Class B was October 21, 1987; of Emerging
   Growth Class A and Class B was September 25, 1997 and September 29, 1997, respectively.

         Investment results will fluctuate over time, and prior performance should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Management's Discussion of Fund Performance. Developing Resources' total returns have been somewhat volatile compared to most mutual funds. Emerging Growth was founded in 1997 and has a shorter record than Developing Resources. During this relatively brief period, Emerging Growth has amassed a larger pool of assets and has produced better returns. There can be no assurance that Emerging Growth would continue to achieve better returns than mutual funds concentrating in natural resource investments.

         The performance of Developing Resources is described under the caption "Management's Discussion" in the Annual Report of Developing Resources for the year ended August 31, 1998, which has been sent to the shareholders of Developing Resources.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         Developing Resources is an open-end, non-diversified management investment company and Emerging Growth is an open-end, diversified management investment company. Information about the investment objectives and policies of Developing Resources and Emerging Growth is summarized below. More complete information regarding the same is set forth in the Prospectus dated March 1, 1998 of Emerging Growth, enclosed herewith, in the Statement of Additional Information also dated March 1, 1998 of Emerging Growth, and the Prospectus and Statement of Additional Information each dated January 1, 1998 of Developing Resources, each of which has been filed with the Securities and Exchange Commission. Shareholders should consult such Prospectuses and Statements of Additional Information, as supplemented, for a more thorough comparison.

         Investment Objectives and Policies of Developing Resources. Developing Resources seeks to provide capital appreciation and protection of the purchasing power of the shareholder's capital. Developing Resources invests its assets in Worldwide Developing Resources Portfolio (the "Portfolio"), which invests in natural resources related investments. The Portfolio seeks to achieve its investment objective by investing in domestic and foreign natural resource related investments. Natural resource related investments include securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. The Adviser to the Portfolio, BMR, seeks to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic conditions.

         The Portfolio invests primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities. Under normal circumstances, the Portfolio maintains at least 65% of its total assets in natural resource related investments or in asset-related securities. The Portfolio is a "non-diversified" investment company and so may invest its assets in a more limited number of issuers than if it were a diversified investment company. The Portfolio may also from time to time invest to a limited extent in gold and silver bullion, strategic metals, gold or silver coins, natural resource-related direct placement securities and venture capital companies. During temporary defensive periods, such as during abnormal market or economic conditions, or for liquidity purposes, the Portfolio may invest in U.S. government securities and money market securities, including repurchase agreements or hold a portion of its assets in cash or cash equivalents.

         The Portfolio invests heavily in foreign securities and under normal market conditions holds securities of issuers in at least three countries. When BMR anticipates significant economic or political instability, such as high inflation or turmoil in the foreign country exchange markets, the Portfolio, in seeking to protect the purchasing power of shareholders' capital, may invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-related securities indexed to the value of some natural resource such as gold bullion.

         Investment Objective and Policies of Emerging Growth. Emerging Growth's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a broadly-diversified selection of publicly-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. "Emerging growth companies" are companies that are expected to demonstrate earnings growth rates and profit margins over the long term that are substantially in excess of the average of all publicly-traded companies in the U.S. Emerging Growth will invest no more than 20% of its total assets in foreign securities. These companies will typically have annual revenues of between $50 million and $1 billion at the time of acquisition, but the Fund may invest in larger and smaller companies identified as having characteristics of emerging growth. Under normal market conditions, Emerging Growth will invest at least 65% of its total assets in equity securities of emerging growth companies.

         Emerging Growth may invest up to 35% of its assets in preferred stocks, warrants, money market instruments and other securities and instruments described in the Prospectus. For temporary defensive purposes, such as during abnormal market or economic conditions, Emerging Growth may also invest without limitation in various money market instruments and high grade debt obligations.

         Assets will be managed for long-term, after-tax returns. Because taxes on realized capital gains are minimized in part by maintaining relatively low portfolio turnover, in managing investments, Emerging Growth will generally avoid selling securities with large accumulated capital gains. The realization of short-term and mid-term capital gains generally will be avoided. When a decision is made to sell a particular appreciated security, share lots selected for sale will be those with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis.

         Investment Restrictions. The investment restrictions of Developing Resources differ in certain respects from those of Emerging Growth. Set forth below is a summary of the differences between the existing investment restrictions of Developing Resources and Emerging Growth. The summary is qualified in its entirety by reference, and made subject to the complete text of the investment restrictions of each fund, which are set forth in the Statement of Additional Information of each fund. Certain of the investment restrictions of each fund which are fundamental may not be changed without the approval of a majority of such fund's outstanding voting securities (as defined in the 1940
Act). Investment restrictions which are not fundamental may be changed by the fund's trustees.

         As a matter of fundamental policy, Emerging Growth may not concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of the assets may be invested in any one industry. To date, the Emerging Growth Fund has not concentrated its assets in any industry. In contrast, Developing Growth has a fundamental policy that during normal conditions the Fund will invest at least 25% of its total assets in the natural resources group of industries, except when such percentage is reduced as a result of a decrease in the value of assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry.

         In addition, unlike Emerging Growth Fund, as a matter of nonfundamental policy Developing Resources will not: (1) Purchases securities of any issuer (other than securities or obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause more 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply (i) during periods when the management of the Fund anticipates significant economic, political or financial instability or (ii) to investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions; or (2) Purchase an option on a security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for such options held by it, would be so invested.

         The Portfolio has adopted substantially the same fundamental and nonfundamental investment restrictions as the foregoing restrictions adopted by Developing Resources.

         Use of Master-Feeder Structure by Developing Resources. Developing Resources attempts to achieve its investment objectives by investing substantially all of its assets in an open-end management investment company having substantially the same investment policies and restrictions named Developing Resources Portfolio (the "Portfolio"). Use of this structure allows for the potential to achieve economies of scale through the use of additional feeder funds. One such feeder fund for the Portfolio exists: it has approximately $2 million in assets and will be liquidated by December 31, 1998. Emerging Growth does not employ a master-feeder structure but has the authority to do so if advantageous in the future.

         Portfolio Turnover. Portfolio turnover rate of Emerging Growth for the period from the start of business, September 17, 1997, through April 30, 1998 was 45%. That Fund commenced operations in September 1997. In comparison, portfolio turnover rates of Developing Resources for the fiscal years ended August 31, 1998, 1997 and 1996 were 69%, 63% and 86%, respectively.

         Investment Advisers. Eaton Vance serves as investment adviser to Emerging Growth. Boston Management and Research, a wholly-owned subsidiary of Eaton Vance, serves as investment adviser to the Portfolio in which Developing Resources invests.

         Portfolio Managers. William D. Burt and Barclay Tittmann are the co-portfolio managers of the Developing Resources Portfolio since inception. Mr. Burt joined Eaton Vance and BMR as a Vice President in November, 1994. Prior to joining Eaton Vance, he was a Vice President of The Boston Company (1990 -
1994). Mr. Tittmann joined Eaton Vance and BMR as a Vice President in October 1993. Prior to joining Eaton Vance, he was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston
Moss) (1970 - 1993).

         Edward E. Smiley, Jr. has acted as the portfolio manager of Emerging Growth since it commenced operations. He has been a Vice President of Eaton Vance and BMR since 1996. Prior to joining Eaton Vance, he was a Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., a wholly-owned subsidiary of NationsBank.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

         EVD serves as distributor (principal underwriter) for Developing Resources and Emerging Growth, pursuant to Distribution Agreements. For its services as underwriter, EVD generally receives fees for sales of shares. With respect to Class A shares, these fees are paid by investors at the time they purchase shares. Class A shares are sold on a continuous basis at net asset value plus a sales charge as set forth in the Prospectus. The applicable sales charge depends upon a number of factors and is subject to a number of waivers. No sales charge will be imposed with respect to the Emerging Growth Shares received by the Developing Resources shareholders pursuant to the Reorganization. Class B shares are sold at net asset value but are subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. Emerging Growth also offers Class C shares, which are sold at net asset value subject to a 1% CDSC if redeemed within one year of purchase. Because Developing Resources does not offer Class C shares, no Class C shares of Emerging Growth will be issued in connection with the Reorganization.

         Developing Resources and Emerging Growth are authorized under a Service Plan (the "Service Plan") for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act to make payments for personal services and/or the maintenance of shareholder accounts. The Plan provides that each Fund may pay service fees to EVD, financial service firms ("Authorized Firms") and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing the Funds to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of each Fund's shares sold by such persons and remaining outstanding for at least twelve months.

         Each Fund has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. Under such Plans, Class B pays the Principal Underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. Under each Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Plan are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. Through August 31, 1998, the outstanding uncovered distribution charges calculated under the Developing Resources and Emerging Growth Class B Plans amounted to approximately $680,000 and $2.4 million, respectively. Part of the amounts accrued by Developing Resources up to the Closing will become a liability of Emerging Growth if the Reorganization is consummated.

         The Class B Plan also authorizes each Class B to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months.

                              SHAREHOLDER SERVICES

         Shareholder Services. There are no differences in the shareholder services offered by Developing Resources and Emerging Growth.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

         General. Developing Resources is a separate series of Eaton Vance Growth Trust ("EVGT"), a Massachusetts business trust, governed by a Declaration of Trust dated May 25, 1989, as amended (the "Developing Resources Declaration of Trust") and applicable Massachusetts law. Emerging Growth is a separate series of Eaton Vance Mutual Funds Trust ("EVMFT"), a Massachusetts business trust, governed under a Declaration of Trust dated May 7, 1984, as amended (the "Emerging Growth Declaration of Trust"). The two Declarations of Trust are substantially the same.

         Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Developing Resources and Emerging Growth Declaration of Trusts disclaim shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such for the obligations of the trust is provided for in the Declaration of Trusts and By-laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Developing Resources and Emerging Growth to be remote since it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meeting their respective obligations.

         Shareholders should refer directly to the provisions of the Declarations of Trusts and By-laws for a more thorough comparison. Copies may be obtained from each Fund upon written request at its principal office.

                           INFORMATION ABOUT THE FUNDS

         Emerging Growth. EVMFT is a Massachusetts business trust established in 1984. On July 10, 1995, the Trust changed its name from Eaton Vance Government Obligations Trust to EVMFT.

         Information about Emerging Growth is included in its current Prospectus dated March 1, 1998, a copy of which is included herewith and incorporated by reference herein. Additional information about Emerging Growth is included in the Statement of Additional Information dated the date hereof. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110. Emerging Growth is currently subject to the informational requirements of the Securities Exchange Act of 1934, an amended (the "1934 Act"), and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300 New York, NY 10048; and Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, IL 60661-2511. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

         Developing Resources. EVGT is a Massachusetts business trust and a registered open-end, management investment company established in 1989 which continuously offers and redeems its shares. The predecessor of EVGT was Eaton Vance Growth Fund, Inc., a Massachusetts corporation.

         Information concerning the operations and management of Developing Resources is incorporated herein by reference from its current Prospectus and Statement of Additional Information, each dated January 1, 1998, copies of which may be obtained without charge by writing Developing Resources at 24 Federal Street, Boston, MA 02110 or by calling (800) 225-6265. Developing Resources is currently subject to the informational requirements of 1934 Act, and in accordance therewith files proxy materials, reports, and other information. Reports and other information filed by Developing Resources can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at the addresses set forth above, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

         Developing Resources and Emerging Growth have six common trustees and five common officers.

         Eaton Vance. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of September 30, 1998, Eaton Vance managed assets of over $27 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a holding company with publicly traded stock. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management, administration and marketing activities.

                               VOTING INFORMATION

         Proxies from the shareholders of Developing Resources are being solicited by its Board of Trustees for the Special Meeting of Shareholders and any adjournments thereof (the "Special Meeting"). The Special Meeting is scheduled to be held at the offices of Developing Resources, 24 Federal Street, Boston, Massachusetts on December 18, 1998 at 10:00 a.m. At the Special Meeting, shareholders of the Developing Resources will be asked to consider and vote upon the Plan. The approval of the Reorganization by shareholders of Emerging Growth is not required under its Declaration of Trust or By-laws or under Massachusetts law, and accordingly, shareholders of Emerging Growth will not be voting in connection with the Reorganization.

         Any person giving a proxy may revoke it at any time prior to its use. A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Developing Resources at the address of Developing Resources set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person, notifying the Secretary and voting by ballot at the Special Meeting. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic equipment. Any shareholder of record as of the record date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Special Meeting will not constitute revocation of a previously given proxy. The enclosed form of proxy, if properly executed and received by the Board of Trustees in time for voting and not so revoked, will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted FOR approval of the Agreement and Plan of Reorganization, and, at the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.

         The affirmative vote of the holders of a majority of the outstanding shares of Developing Resources (as defined in the 1940 Act) is required to approve the Plan. Such "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of Developing Resources. Class A and Class B shareholders will vote together as a class. Approval of the Agreement and Plan of Reorganization by the shareholders of Developing Resources is a condition of the consummation of the Reorganization.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist Developing Resources in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal to be acted upon at the Special Meeting.

         If the Reorganization is consummated, legal fees and the costs of soliciting proxies (comprised of printing and postage expenses) estimated at $15,000 will be considered as part of the total expenses of the Reorganization attributable to Developing Resources. The Board of Trustees of Developing Resources expects to make this solicitation primarily by mail. Additional solicitations may be made, without remuneration, personally or by telephone by officers or employees of Eaton Vance or its affiliates.

         Shareholders of Developing Resources of record at the close of business on November 12, 1998 (the "record date") will be entitled to vote at the Special Meeting. The holders of a majority of the shares of Developing Resources outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of a majority of the shares of the Fund (as defined in the 1940 Act) is required to approve the Reorganization. In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

         Shareholders are entitled to the number of votes equal to the number of shares of Developing Resources held by such shareholder. As of November 12, 1998, there were ___ shareholders of record and ___________ issued and outstanding shares of beneficial interest.

         As of the record date, the Trustees and officers of Developing Resources as a group owned less than one percent of the outstanding shares of Emerging Growth, and the Trustees and officers of Emerging Growth as a group owned less than one percent of the outstanding shares of Developing Resources or Emerging Growth.

    THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND
                    APPROVAL OF THE PLAN OF REORGANIZATION.

                                DISSENTERS RIGHTS

         Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Developing Resources any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                      EMERGING GROWTH FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand a Fund's financial performance. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). The Fund began offering Class A shares on September 25, 1997 and Class B shares on September 29, 1997.

                                                             SIX MONTHS ENDED
                                                              APRIL 30, 1998                   PERIOD ENDED
                                                                (UNAUDITED)                  OCTOBER 31, 1997
                                                          CLASS A         CLASS B        CLASS A*       CLASS B**
--------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of Period                  $   9.740       $  9.740       $  10.000       $  10.000
--------------------------------------------------------------------------------------------------------------------

Income from operations
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           $  (0.024)      $ (0.043)      $   0.008       $   0.005
Net realized and unrealized gain (loss on                  1.464          1.453          (0.268)         (0.265)
  investments)
--------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) FROM OPERATIONS                      $   1.440       $  1.410       $  (0.260)      $  (0.260)
--------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE - END OF PERIOD                        $  11.180       $ 11.150       $   9.740       $   9.740
--------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (1)                                          14.78%         14.48%         (2.60)%           (2.60)%
--------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $20,901         $40,501        $3,925          $8,613
Ratio of expenses to average daily net assets            1.26%+          1.99%+        0.63%+          1.37%+
Ratio of net investment income (loss) to average
  daily net assets                                     (0.61)%+        (1.34)%+        1.83%+          1.13%+
Portfolio Turnover                                      38.00%          38.00%         7.00%           7.00%
--------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSION RATE (PER SHARE) (2)                $0.0586         $0.0586        $0.0600         $0.0600
--------------------------------------------------------------------------------------------------------------------
  + Annualized.
  * For the period from the start of business, September 25, 1997, to October 31, 1997.
 ** For the period from the commencement of offerings of Class B shares, September 29, 1997, to October
    31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                    DEVELOPING RESOURCES FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information for the fiscal years ended August 31st and September 30th has been audited by Deloitte & Touche, L.L.P., independent accountants. The report of such firm and the Fund's financial statements are included in the Fund's annual report, which is available on request. The Fund began offering two Classes of shares on September 1, 1997.

                                                                                    Year Ended
                                                                            August 31,                    September 30,
                                        1998                    1997           1996            1995           1994
------------------------------------------------------------------------------------------------------------------------
                               Class A         Class B        Class B         Class B        Class B         Class B
------------------------------------------------------------------------------------------------------------------------
Net asset value -
  Beginning of period       $    9.430      $   15.570     $ 21.580        $  16.420      $ 14.890        $   13.240
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment loss         $   (0.064)     $   (0.415)    $ (0.248)       $  (0.261)     $ (0.100)++     $   (0.050)
Net realized and
  unrealized gain (loss)
  on investments                (5.696)         (9.125)      (2.427)           6.371         1.630++           2.650
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  OPERATIONS                $   (5.760)     $   (9.540)    $ (2.675)       $   6.110      $  1.530        $    2.600
------------------------------------------------------------------------------------------------------------------------

Less distributions:
------------------------------------------------------------------------------------------------------------------------
In excess of net
  investment loss           $  ---          $  ---         $ ---           $ ---          $ ---           $   (0.020)
From net realized gain
  on investments               ---             ---           (3.335)          (0.950)       ---              ---
In excess of net realized
  gain on investments          ---             ---           ---             ---            ---               (0.930)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS         $  ---          $  ---         $ (3.335)       $  (0.950)     $ ---           $   (0.950)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
  END OF PERIOD             $    3.670      $    6.030     $ 15.570        $  21.580      $ 16.420        $   14.890
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)            (61.08%)           (61.27%)     (14.49)%          39.69%        10.28%            20.47%
------------------------------------------------------------------------------------------------------------------------

Ratios/SupplementalData+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000 omitted)            $  338          $5,935         $22,664         $20,129        $15,259         $13,055
Ratio of net expenses to
  average daily net
  assets (2)(4)             1.89%           2.98%          2.44%           2.49%          2.43%+           2.64%
Ratio of net expenses to
  average daily net assets
  after custodian fee
  reduction                 1.89%           2.98%          2.40%           2.47%            ---              ---
(4)
Ratio of net investment
  loss to average daily net
  assets                    (1.70%)         (2.76%)        (1.92)%         (1.60)%        (0.74)%+        (0.96)%
Portfolio Turnover(3)       ---             ---             ---            86%            49%             17%
------------------------------------------------------------------------------------------------------------------------

  + The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Distributor, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses (4)                 2.11%          3.20%       ---             ---            ---             ---
     Net investment loss (4)    (1.93)%         (2.99)%      ---             ---            ---             ---
Net investment loss per share  $(0.073)       $(0.449)       ---             ---            ---             ---
--------------------------- --------------- -------------- --------------- -------------- --------------- --------------
  + Annualized.
 ++ Computed using average shares outstanding throughout the period.
  * For the eleven months ended August 31, 1995.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
(2) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding
    Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                                     EXPERTS

          The statement of assets and liabilities, including the statement of investment securities, of Emerging Growth as of October 31, 1997, the related statement of operations for the year then ended, the related statement of changes in net assets for the year then ended and the financial highlights included in its Statement of Additional Information have been incorporated herein in reliance on the report of Deloitte & Touche LLP, independent public accountants, given on the authority of that firm as experts in accounting and auditing.

                                  OTHER MATTERS

         The Boards of Trustees of Developing Resources and Emerging Growth do not know of any other matters to be considered at the Special Meeting other than approval of the Plan. If any other matters are properly presented to the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                                                       Exhibit A
                                    AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 19th day of October, 1998, by and among Eaton Vance Growth Trust, a Massachusetts business trust ("Growth Trust") on behalf of its series Eaton Vance Worldwide Developing Resources Fund ("Developing Resources") and Eaton Vance Mutual Funds Trust, also a Massachusetts business trust ("Mutual Funds Trust") on behalf of its series Eaton Vance Tax-Managed Emerging Developing Resources ("Emerging Growth").

                                   WITNESSETH

         WHEREAS, Mutual Funds Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Emerging Growth), and the Trustees of Mutual Funds Trust have divided the shares of Emerging Growth into multiple classes, including Class A and Class B shares ("Emerging Growth Shares");

         WHEREAS, Growth Trust is registered under the 1940 Act as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Developing Resources), and the Trustees of Growth Trust divided the shares of Developing Resources into multiple classes, including Class A and Class B shares ("Developing Resources Shares");

         WHEREAS, Developing Resources currently invests all of its assets in Worldwide Developing Resources Portfolio (the "Portfolio");

         WHEREAS, Boston Management and Research ("BMR"), a wholly owned subsidiary of Eaton Vance Management ("Eaton Vance"), serves as investment adviser to Developing Resources and Eaton Vance serves as investment adviser to Emerging Growth; and

         WHEREAS, Growth Trust, on behalf of Developing Resources, desires to provide for the reorganization of Developing Resources through the acquisition by Emerging Growth of substantially all of the assets of Developing Resources in exchange for Emerging Growth Shares in the manner set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.       DEFINITIONS

         1.1 The term "Agreement" shall mean this Agreement and Plan of Reorganization among Growth Trust on behalf of Developing Resources and Mutual Funds Trust on behalf of Emerging Growth.

         1.2 The term "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and receivables of Developing Resources as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

         1.3 The term "Business Day" shall mean any day that is not a Saturday or Sunday and that the New York Stock Exchange is open.

         1.4 The term "Close of Trading on the NYSE" shall mean the close of regular trading, which is usually 4:00 p.m. Eastern time.

         1.5 The term "Closing" shall mean the closing of the transaction contemplated by this Agreement.

         1.6 The term "Closing Date" shall mean the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of Developing Resources shareholders at which this Agreement is considered, or such other date as may be agreed by the parties on which the Closing is to take place.

         1.7 The term "Commission" shall mean the Securities and Exchange Commission.

         1.8      The term "Custodian" shall mean Investors Bank & Trust
                  Company.

         1.9      The term "Delivery Date" shall mean the date contemplated by
                  Section 3.3 of this Agreement.

         1.10 The term "Developing Resources" shall mean the Developing Resources series of Growth Trust.

         1.11 The term "Developing Resources Shares" shall mean the voting shares representing interests in Developing Resources at the time of Closing.

         1.12 The term "Emerging Growth" shall mean the Eaton Vance Tax-Managed Emerging Growth Fund, a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust.

         1.13 The term "Emerging Growth Shares" shall mean the voting shares representing interests in Emerging Growth to be issued at the Closing.

         1.14 The term "Growth Trust" shall mean Eaton Vance Growth Trust, a Massachusetts business trust.

         1.15 The term "Growth Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Growth Trust with respect to Emerging Growth in effect on the date hereof or on the Closing Date, as the context may require.

         1.16 The term "Mutual Funds Trust N-14" shall mean Mutual Funds Trust's registration statement on Form N-14, as may be amended, that describes the transactions contemplated by this Agreement and the Emerging Growth Shares.

         1.17 The term "Mutual Funds Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Mutual Funds Trust with respect to Emerging Growth in effect on the date hereof or on the Closing Date, as the context may require.

         1.18 The term "1933 Act" shall mean the Securities Act of 1933, as amended.

         1.19 The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.20 The term "1940 Act" shall mean the Investment Company Act of 1940, as amended.

         1.21     The term "NYSE" shall mean the New York Stock Exchange.

         1.22 The term "Proxy Statement" shall mean the combined prospectus and proxy statement furnished to the Developing Resources shareholders in connection with this transaction.

         1.23 The term "Securities List" shall mean the list of those securities (and other assets) owned by Growth Trust, on behalf of Developing Resources, on the Delivery Date.

         1.24 The term "Valuation Date" shall mean the Business Day preceding the Closing Date.

2.       TRANSFER AND EXCHANGE OF ASSETS

         2.1 Reorganization of Developing Resources. At the Closing, Growth Trust shall transfer all of the assets of Developing Resources received from the Portfolio, and assign all Assumed Liabilities to Emerging Growth, and Emerging Growth shall acquire such assets and shall assume such Assumed Liabilities upon delivery by Emerging Growth to Growth Trust on the Closing Date of Class A and Class B Emerging Growth Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in
                  Section 2.2

         2.2 Computation of Net Asset Value. The net asset value per share of the Emerging Growth Shares and the net value of the assets of Developing Resources subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Emerging Growth Shares shall be computed in the manner set forth in the Mutual Funds Trust Form N-1A.

                           In determining the value of the securities
                  transferred by Developing Resources to Emerging Growth, each security shall be priced in accordance with the policies and procedures described in the Mutual Funds Trust N-1A. All such computations shall be subject to review by Deloitte & Touche LLP, Mutual Funds Trust auditors. In the event Mutual Funds Trust's valuation procedures would result in an adjustment to the book value of an illiquid security held by Developing Resources, then the respective auditors of Mutual Funds Trust and Developing Resources shall consult and resolve such discrepancy.

3.       CLOSING DATE, VALUATION DATE AND DELIVERY

         3.1 Closing Date. The Closing shall be at the offices of Eaton Vance, 24 Federal Street, Boston, MA 02110 immediately prior to the opening of Eaton Vance's business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

         3.2 Valuation Date. Pursuant to Section 2.2, the net value of the assets of Developing Resources and the net asset value per share of Emerging Growth shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Growth Trust will be permanently closed, and sales of Developing Resources Shares shall be suspended, as of the close of business of Growth Trust on the Valuation Date. Redemption requests thereafter received by Growth Trust with respect to Developing Resources shall be deemed to be redemption requests for Emerging Growth Shares to be distributed to shareholders of Growth Trust under this Agreement provided that the transactions contemplated by this Agreement are consummated.

                           In the event that trading on the NYSE or on another
                  exchange or market on which securities held by Growth Trust, on behalf of Developing Resources, shall be disrupted on the Valuation Date so that, in the judgment of both Mutual Funds Trust and Growth Trust, accurate appraisal of the net assets of Developing Resources to be transferred hereunder or the assets of Emerging Growth is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of both Mutual Funds Trust and Growth Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

         3.3 Delivery of Securities and other Assets. After the close of business on the Valuation Date, Growth Trust shall issue instructions providing for the delivery of all securities held by Growth Trust, on behalf of Developing Resources, together with other non-cash assets of Developing Resources to the Custodian to be held for the account of Emerging Growth, effective as of the Closing. Emerging Growth may inspect such securities at the offices of Developing Resources' custodian prior to the Valuation Date.

                           Securities so delivered shall be in proper form for
                  transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary stock transfer stamps (or other documentation evidencing payment of local taxes), if any, or a check for the appropriate purchase price of such stamps (or payment of such local tax). Unless otherwise directed by Mutual Funds Trust in writing on or before the Delivery Date, cash held by and to be delivered by Growth Trust, on behalf of Developing Resources, shall be delivered on the Closing Date and shall be in the form of wire transfer in Federal Funds, payable to the order of the account of Emerging Growth at the Custodian. A confirmation for the Emerging Growth Shares registered in the name of Growth Trust shall be delivered to Growth Trust on the Closing Date.

4.       DEVELOPING RESOURCES TERMINATION

                  As soon as reasonably practicable after the Closing Date, Growth Trust shall pay or make provisions for the payment of all of the debts and taxes of Developing Resources and distribute all remaining assets, if any, to shareholders of Developing Resources, and Developing Resources shall thereafter be terminated under Massachusetts law. The Portfolio shall liquidate and deregister under the 1940 Act.

                  At, or as soon as may be practicable following the Closing Date, Growth Trust shall instruct Emerging Growth as to the amount of the pro rata interest of each of Developing Resources' shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Growth Trust), to be registered on the books of Emerging Growth, in full and fractional Emerging Growth Shares, in the name of each such shareholder, and Emerging Growth agrees promptly to so register each such shareholder in accordance with said instruction. Each Developing Resources shareholder shall receive shares of the corresponding class of Emerging Growth to the class of Developing Resources held by such shareholder. All issued and outstanding Developing Resources Shares shall thereupon be canceled on the books of Growth Trust. Emerging Growth shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Emerging Growth shall record on its books the ownership of Emerging Growth Shares by Developing Resources shareholders and shall promptly furnish to Growth Trust a confirmation to that effect.

5.       DEVELOPING RESOURCES SECURITIES

                  On the Delivery Date, Growth Trust shall deliver the Securities List. Growth Trust (or the Portfolio) shall also provide to Emerging Growth a list of all Passive Foreign Investment companies and the tax treatment given thereto, as required by Section 1291 et seq. of the Code. Such records shall be made available by Growth Trust prior to the Closing Date for inspection by the Treasurer (or his designee) and the auditors of Emerging Growth upon reasonable request. Notwithstanding the foregoing, it is expressly understood that Growth Trust, on behalf of Developing Resources, may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as an open-end, management investment company.

6.       LIABILITIES AND EXPENSES

                  Emerging Growth shall acquire all liabilities of Growth Trust, whether known or unknown, or contingent or determined. Growth Trust will discharge all known liabilities of Developing Resources, so far as may be possible, prior to the Closing Date. Developing Resources and Emerging Growth shall bear their respective expenses, in connection with carrying out this Agreement.

7.       GROWTH TRUST REPRESENTATIONS AND WARRANTIES

                  Growth Trust, on behalf of Developing Resources, hereby represents, warrants and agrees as follows:

         7.1 Legal Existence. Growth Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Developing Resources is a validly existing series of Growth Trust.

         7.2 Registration under 1940 Act. Growth Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         7.3 Financial Statements. The statement of assets and liabilities, schedule of portfolio investments and related statements of operations and changes in net assets dated August 31, 1998 (audited) fairly present the financial condition of Developing Resources as of said dates in conformity with generally accepted accounting principles.

         7.4 No Material Events. There are no legal, administrative or other proceedings pending, or to its knowledge, threatened against Growth Trust which would materially affect its financial condition.

         7.5 Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized by Growth Trust's Board of Trustees by vote taken at a meeting of such Board duly called and held on October 19, 1998, and Growth Trust will take all steps necessary duly to call, give notice of, convene and hold a meeting of Developing Resources shareholders, as soon as practicable and in accordance with applicable state and federal law, for the purpose of approving this Agreement and the transactions contemplated hereby and for such other purposes as may be necessary and desirable.

         7.6 No Material Violations. Growth Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Growth Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth Trust is a party or by which it is bound.

         7.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Growth Trust, Growth Trust has filed, on behalf of Developing Resources, and will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including the taxable year ended August 31, 1998, and no such filings or reports are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable have been paid or will be paid, so far as due. Developing Resources has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operations, and will qualify as such as of the Closing Date.

         7.8 Good and Marketable Title. On the Closing Date, Growth Trust will have good and marketable title to Developing Resources' assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Emerging Growth. Upon delivery of such assets, Emerging Growth will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, restrictions (including such restrictions as might arise under the 1933 Act) and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Emerging Growth has notice and necessary documentation at or prior to the time of delivery.

         7.9 Books and Records; Dividends and Distributions. Growth Trust has maintained all records required under Section 31 of the 1940 Act and rules thereunder, and has distributed all of its investment company taxable income and net capital gain, if any, for the fiscal year ending on the Closing Date.

         7.10 Growth Trust N-1A Not Misleading. Growth Trust N-1A (copies of which have been delivered to Mutual Funds Trust) conforms on the date of this Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

         7.11 Proxy Materials. Only insofar as it relates to Growth Trust and Developing Resources, the Proxy Statement delivered to Developing Resources shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects conforms to the applicable requirements of the applicable federal securities laws and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions made in reliance upon and in conformity with written information furnished to Growth Trust by Mutual Funds Trust.

8.                MUTUAL FUNDS TRUST REPRESENTATIONS AND WARRANTIES

                  Mutual Funds Trust, on behalf of Emerging Growth, hereby represents, warrants and agrees as follows:

         8.1 Legal Existence. Mutual Funds Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Emerging Growth is a validly existing series of Mutual Funds Trust. Mutual Funds Trust is authorized to issue an unlimited number of shares of beneficial interest in its series, Emerging Growth.

         8.2 Registration under 1940 Act. Mutual Funds Trust is duly registered as an open-end management investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         8.3 Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Emerging Growth dated October 31, 1997 (audited) and April 30, 1998 (unaudited), furnished to Growth Trust fairly presents the financial condition of Emerging Growth as of said dates in conformity with generally accepted accounting principles.

         8.4 No Contingent Liabilities. There are no known contingent liabilities of Emerging Growth not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Emerging Growth threatened, against Emerging Growth which would materially affect its financial condition.

         8.5 Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Mutual Funds Trust by vote taken at a meeting of such Board duly called and held on October 19, 1998. No approval of the shareholders of Emerging Growth is required in connection with this Agreement or the transaction contemplated hereby.

         8.6 No Material Violations. Mutual Funds Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Mutual Funds Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Funds Trust is a party or by which it is bound.

         8.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Emerging Growth (i) Emerging Growth has filed or will file (or has obtained valid extensions of filing dates for) all required federal, state and local tax returns and reports for all taxable years through the taxable year ended October 31, 1998 and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority; and (ii) all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Emerging Growth has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

         8.8 Mutual Funds Trust N-1A Not Misleading. The Mutual Funds Trust N-1A (copies of which have been delivered to Growth Trust) conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

         8.9 Proxy Materials. Only insofar as it relates to Emerging Growth, the Proxy Statement delivered to the Developing Resources shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the applicable federal securities law and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this Section apply to statements or omissions made in reliance upon and in conformity with written information furnished to Mutual Funds Trust by Growth Trust.

9.       CONDITIONS PRECEDENT TO CLOSING

                  The obligations of the parties hereto shall be conditioned on the following:

         9.1 Representations and Warranties. The representations and warranties of the parties made herein will be true and correct on the Closing Date.

         9.2 Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Developing Resources Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Growth Trust.

         9.3 Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         9.4 Registration Statement. The Mutual Funds Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Mutual Funds Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.5 Declaration of Dividend. Growth Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources shareholders all of Developing Resources' investment company taxable income for the final taxable period of Developing Resources and all of its net capital gain realized in the final taxable period of Developing Resources (after reduction for any capital loss carryforward).

         9.6 State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

         9.7 Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

         9.8 Due Diligence. Mutual Funds Trust shall have had reasonable opportunity to have its officers and agents review the records of Growth Trust.

         9.9 Developing Resources Financial Statements. Growth Trust will furnish to Mutual Funds Trust the audited financial statements of Developing Resources for the year ending August 31, 1998 prior to the Closing Date and such financial statements will fairly present the financial condition and portfolio investments of Developing Resources and the results of its operations as of and for the period ending on the date of such statements in conformity with generally accepted accounting principles.

         9.10. No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

                  (1) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Developing Resources or Emerging Growth (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

                  (2) any loss (whether or not covered by insurance) suffered by Developing Resources or Emerging Growth materially and adversely affecting of Developing Resources or Emerging Growth, other than depreciation of securities;

                  (3) issued by Growth Trust or Mutual Funds Trust to any person any option to purchase or other right to acquire shares of any class of Developing Resources or Emerging Growth Shares (other than in the ordinary course of Growth Trust's or Mutual Funds Trust's business as an open-end management investment company);

                  (4) any indebtedness incurred by Developing Resources or Emerging Growth for borrowed money or any commitment to borrow money entered into by Developing Resources or Emerging Growth except as permitted in Growth Trust N-1A or Mutual Funds Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

                  (5) any amendment to the Declaration of Trust or By-Laws of Growth Trust or Mutual Funds Trust that will adversely affect the ability of Growth Trust or Mutual Funds Trust to comply with the terms of this Agreement; or

                  (6) any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Growth Trust except as provided in Growth Trust N-1A so long as it will not prevent Growth Trust from complying with Section 7.8.

         9.11 Lawful Sale of Shares. On the Closing Date, Emerging Growth Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Mutual Funds Trust, and conform in all substantial respects to the description thereof contained in the Mutual Funds Trust N-14 and Proxy Statement furnished to the Developing Resources shareholders and the Emerging Growth Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Mutual Funds Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

10.      ADDRESSES

                  All notices required or permitted to be given under this Agreement shall be given in writing to Growth Trust, to 24 Federal Street, Boston, MA 02110 (Attention: Eric G. Woodbury, Esq.), and to Mutual Funds Trust, 24 Federal Street, Boston, MA 02110 (Attention:
         Eric G. Woodbury, Esq.) or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

11.      TERMINATION

                  This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Section 7, 8 or 9 hereof have not been performed or do not exist on or before February 28, 1999. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

12.      MISCELLANEOUS

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Growth Trust and Mutual Funds Trust represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Growth Trust and Mutual Funds Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders.

13.      PUBLICITY

                  Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as Growth Trust and Mutual Funds Trust shall agree, provided that nothing herein will prevent either party from making such public announcements as may be considered advisable by their respective counsel in order to satisfy legal obligations in such regard, provided that the other party receives a copy of all such announcements.

14.      AMENDMENTS

                  At any time prior to or after approval of this Agreement by Developing Resources shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Emerging Growth Shares to be issued to Developing Resources shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

15.      MASSACHUSETTS BUSINESS TRUSTS

                  References in this Agreement to Growth Trust and Mutual Funds Trust mean and refer to the Trustees, from time to time serving under their respective Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Growth Trust and Mutual Funds Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Trust personally, but bind only the trust property of Growth Trust and Mutual Funds Trust as provided in said Declarations of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Growth Trust and Mutual Funds Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of Growth Trust and Mutual Funds Trust as provided in such Declarations of Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and its seal affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:                                    EATON VANCE GROWTH TRUST
                                           (on behalf of Eaton Vance Worldwide
                                             Developing Resources Fund)



/s/ Janet E. Sanders                       by /s/ James B. Hawkes
    -----------------------------             -------------------------------


ATTEST:                                    EATON VANCE MUTUAL FUNDS TRUST
                                           (on behalf of Eaton Vance Tax-Managed
                                             Emerging Growth Fund)


/s/ Janet E. Sanders                       by /s/ M. Dozier Gardner
    -----------------------------             -------------------------------

                 EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND
                                                                           PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies for his or her shares, hereby acknowledges receipt of the notice of meeting and proxy statement dated November 20, 1998, and appoints Alan R. Dynner and Eric G. Woodbury, and each of them as proxies, with power of substitution, to vote all shares of Eaton Vance Worldwide Developing Resources Fund ("Developing Resources"), which the undersigned is entitled to vote at the special meeting of the shareholders of Developing Resources to be held at the offices of Developing Resources, 24 Federal Street, Boston, Massachusetts, on December 18, 1998 at 10:00 a.m. local time, including any adjournments thereof, upon such business as may be properly brought before the meeting and specifically upon the proposal set out on the back of this Proxy.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION. AS TO ANY OTHER MATTERS, SAID PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

           (PLEASE MARK AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.)


-------------------------------------------------------------------------------

      To vote on the following proposal, please indicate your vote for each of your accounts beneath your account number.

             Account No.                               No. of Shares

(1) Approve of an Agreement and Plan of Reorganization between Eaton Vance Worldwide Developing Resources Fund and Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Tax-Managed Emerging Growth Fund and the transactions contemplated thereby, as described in the accompanying proxy statement/prospectus.


                                    [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

                                    Dated -------------------------------, 1998

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------
                                                   Signature(s)

                                    -------------------------------------------
                                                   Signature(s)


                                       (Sign exactly as name appears hereon)

                                               IMPORTANT-PLEASE READ

                                    If more than one owner, each must sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, guardians, custodians, attorneys-in-fact, etc., should so indicate when signing.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                                     PART B

                  EATON VANCE TAX-MANAGED EMERGING GROWTH FUND


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                November 20, 1998

--------------------------------------------------------------------------------

Acquisition of the Assets of          By and in Exchange for Class A and Class B
Eaton Vance Worldwide Developing      Shares of Eaton Vance Tax-Managed Emerging
Resources Fund, a series of Eaton     Growth Fund, a series of Eaton Vance
Vance Growth Trust                    Mutual Funds Trust
24 Federal Street                     24 Federal Street
Boston, Massachusetts 02110           Boston, Massachusetts  02110
Telephone: (617) 482-8260             Telephone:  (617) 482-8260

         This Statement of Additional Information is available to the shareholders of Eaton Vance Worldwide Developing Resources Fund ("Developing Resources"), a series of Eaton Vance Growth Trust, in connection with a proposed transaction whereby Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, will acquire all of the assets of Developing Resources in exchange for Class A and Class B shares of Emerging Growth and will assume all of the liabilities of Developing Resources.

         This Statement of Additional Information of Emerging Growth consists of this cover page and the following documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Emerging Growth dated March 1, 1998, containing financial statements of Emerging Growth for the year ended October 31, 1997;

         (2) Semiannual Report dated April 30, 1998 (unaudited) for Emerging Growth;

         (3) Financial Statements for the year ended August 31, 1998 for Developing Resources.

         This Statement of Additional Information is not a Prospectus. A Prospectus/Proxy Statement dated November 20, 1998 relating to the reorganization of Developing Resources may be obtained by writing to Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 or by calling 1-800-225-6265. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        March 1, 1998

                     EATON VANCE TAX-MANAGED GROWTH FUND
                 EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information provides information about the Funds listed above and Tax-Managed Growth Portfolio (the "Portfolio"). This Statement of Additional Information is sometimes referred herein to as the "SAI".

                              TABLE OF CONTENTS
                                                                          Page
Additional Information about Investment Policies ......................      2
Investment Restrictions ...............................................      4
Trustees and Officers .................................................      6
Investment Adviser and Administrator ..................................      8
Custodian .............................................................     10
Services for Accumulation -- Class A Shares ...........................     11
Service for Withdrawal ................................................     11
Determination of Net Asset Value ......................................     12
Investment Performance ................................................     12
Taxes .................................................................     14
Principal Underwriter .................................................     15
Service Plan -- Class A Shares ........................................     16
Distribution Plans -- Class B and Class C Shares ......................     16
Portfolio Security Transactions .......................................     18
Other Information .....................................................     20
Independent Certified Public Accountants ..............................     21
Financial Statements ..................................................     21
Appendix A: Class A Shares ............................................    a-1
Appendix B: Class B Shares ............................................    b-1
Appendix C: Class C Shares ............................................    c-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund (or Class) because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED MARCH 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Funds and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus. Tax-Managed Growth currently seeks to achieve its objective by investing in the Portfolio and is subject to the same investment policies as those of the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should an Adviser desire to resell that currency to the dealer.

Forward Foreign Currency Exchange Contracts and Currency Futures. Forward foreign currency contracts ("forward contracts") are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. An Adviser may enter into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security, to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. Forward contracts with a term of greater than one year generally will not be entered into.

    Currency futures contracts are exchange traded instruments that may be used for the purposes described in the preceding paragraphs as an alternative to the purchase or sale of forward currency exchange contracts. Currency futures contracts are similar in structure to stock index futures contracts, but change in value to reflect the movements of a currency or basket of currencies rather than a stock index. Investments in currency contracts are subject to limitations and restrictions similar to those set forth for investments in stock index futures and options on stock index futures.

Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the position held and that a loss will result. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received. Derivative instruments may sometimes increase or leverage exposure to a particular market risk. Leverage enhances exposure to the price volatility of derivative instruments it holds. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and other assets held in the portfolio. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions and limiting losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the 15% limit on illiquid investments. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which derivative instruments may be purchased and sold. Transactions in futures contracts and related options will be entered into only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for federal income tax purposes. See "Taxes".

Limitations on Futures Contracts and Options. Futures contracts, and options on futures contracts traded on an exchange regulated by the Commodity Futures Trading Commission (the "CFTC ") and on foreign exchanges may be entered into, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Adviser determines that trading on each such foreign exchange does not result in risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    All futures contracts will be traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, futures contracts may only be entered into if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of net asset value, after taking into account unrealized profits and losses on such positions.

    In order to hedge current or anticipated portfolio positions, futures contracts on securities held or on securities with characteristics similar to those of the securities held may be used. If, in the opinion of an Adviser, there is a sufficient degree of correlation between price trends for the securities held and futures contracts based on other financial instruments, securities indices or other indices, such futures contracts may also be entered into as part of its hedging strategy.

    All call options on securities written will be covered. This means that, Tax-Managed Emerging Growth or the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding.

Short Sales Against-the-Box. Securities may be sold short where Tax-Managed Emerging Growth or the Portfolio owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a gain to be recognized. The Adviser expects normally to close short sale against-the-box transactions by delivering newly-acquired stock. No more than 25% of assets is expected to be subject to short-sales against-the-box at any one time.

Lending Portfolio Securities. Under present regulatory policies of the Commission, securities loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. Securities will be loaned only to borrowers whose credit quality or claims paying ability is considered to be investment grade by an Adviser. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. If a borrower of securities defaults on a securities loan, the lender (i.e., Tax-Managed Emerging Growth or the Portfolio) will, under proposed Treasury Regulations, be considered to have disposed of the securities in a taxable transaction. Delays may be experienced in the recovery or loss of rights in loaned securities if a borrower of securities fails financially. The lender of the securities would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The lender of the securities would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The lender would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or withholding of their consent on a material matter affecting the investment.

Asset Coverage Requirements. Transactions involving swaps, short sales, forward contracts, futures contracts and options (other than options that the Fund has purchased) create an obligation to another party. Neither Tax-Managed Emerging Growth nor the Portfolio will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, swaps, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) Tax-Managed Emerging Growth and the Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of assets to segregated accounts or to cover could impede portfolio management or the ability to meet redemption requests or other current obligations.

Selection of Securities Used to Meet Redemptions from Tax-Managed Growth Portfolio. Investors in the Portfolio (including Tax-Managed Growth) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Redemptions by Tax-Managed Growth's shareholders currently are met entirely in cash, but distributions of securities generally are used to meet redemptions by other investors in the Portfolio who have contributed securities and may in the future be used to meet redemptions by Tax-Managed Growth's shareholders. See "How to Redeem Shares" in the Prospectus. The Portfolio's ability to select the securities used to meet redemptions is limited with respect to redemptions by investors who contributed securities, and with respect to the securities contributed by such investors. Within seven years of any contribution of securities (or, for securities contributed prior to June 9, 1997, five years) (the "holding period") the Portfolio will not distribute such securities to any investor other than the contributing investor. In meeting a redemption of an investor within the holding period of a contribution of securities by such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor. If the Portfolio were to do otherwise, certain investors who contributed securities could realize taxable gain. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of the holding period, investors in the Portfolio can request a diversified basket of securities, which may be distributed in the Investment Adviser's discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during the holdin period) and, consequently, may adversely affect the performance of the Portfolio and the Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemptions. It is impossible to predict whether the net result will be beneficial or detrimental to Tax-Managed Growth's performance.

Portfolio Turnover. Neither Tax-Managed Emerging Growth nor the Portfolio can accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other equity mutual funds and will generally not exceed 20% (excluding turnover of securities having a maturity of one year or less). For the portfolio turnover rate of each Fund, see "Financial Highlights" or "Supplementary Data" in the "Financial Statements."

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, a Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

        (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

        (3) Engage in the underwriting of securities; or

        (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

        (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

        (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

        (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in any one industry.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the investment restrictions adopted by Tax-Managed Growth set forth above; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    Notwithstanding their investment policies and restrictions, each Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, Tax-Managed Emerging Growth may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same placement agent or investment adviser (or an affiliate thereof) as Tax-Managed Emerging Growth if, with respect to such assets, the other companies' permitted investments are substantially the same as those of Tax-Managed Emerging Growth. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    Each Fund and the Portfolio have adopted the following investment policies which may be changed without shareholder or investor approval. As a matter of nonfundamental policy, each Fund and the Portfolio will not: (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to
Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (b) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; (c) invest for the purpose of exercising control or management of other companies; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of the Investment Adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by a Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel a Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions Tax-Managed Growth and the Portfolio must take actions necessary to comply with the policy of investing, at least 65% of total assets in common stock and Tax-Managed Emerging Growth must take action to comply with its policy of investing at least 65% of total assets in equity securities of emerging growth companies. Moreover, the Funds and Portfolio must always be in compliance with the borrowing policy and 15% limitation on investing in illiquid securities set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of BMR, a wholly-owned subsidiary of Eaton Vance; of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

M. DOZIER GARDNER (64), President and Trustee of the Trust*
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

LANDON T. CLAY (71), Trustee of the Portfolio*
Director or Trustee of various investment companies managed by Eaton Vance or
  BMR. Former Chairman of BMR, Eaton Vance, EVC and EV.
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts 02109

JAMES B. HAWKES (56), President of the Portfolio, Vice President of the Trust and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR, EVC and
  EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (62), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Formerly Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (68), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

DUNCAN W. RICHARDSON (40), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Richardson was elected Vice President of the Portfolio on October 23, 1995.

WILLIAM H. AHERN, JR. (38), Vice President of the Trust
Assistant Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Trust on June 19, 1995.

MICHAEL B. TERRY (55), Vice President of the Trust
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (54), Vice President of the Trust
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected Vice President of the Trust on October 17, 1997.

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995 and of the Portfolio on October 23, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995 and of the Portfolio on October 23, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.

    Trustees of the Trust (with respect to Tax-Managed Emerging Growth's allocable portion of their compensation received from the Trust) and the Portfolio who are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on Tax-Managed Emerging Growth or the Portfolio's assets, liabilities, and net income per share, and will not obligate Tax-Managed Emerging Growth or the Portfolio to retain the services of any Trustee or obligate Tax-Managed Emerging Growth or the Portfolio to pay any particular level of compensation to the Trustees. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Funds (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended October 31, 1997, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees of the Trust, the Portfolio and of the other funds in the Eaton Vance fund complex(1):

                                                  DONALD R.        SAMUEL L.        NORTON H.         JOHN L.          JACK L.
            SOURCE OF COMPENSATION                DWIGHT(3)      HAYES, III(4)       REAMER        THORNDIKE(5)        TREYNOR
            ----------------------                ---------      -------------       ------        ------------        -------
Trust(2)                                          $  6,080         $  6,213         $  5,958         $  6,205         $  6,511
Tax-Managed Portfolio                                5,168            5,175            4,963            5,175            2,553
Trust and Fund Complex                            $145,000(6)      $153,750(7)      $145,000         $146,250(8)      $150,000
----------
(1) As of March 1, 1998, the Eaton Vance complex consists of 146 registered investment companies or series thereof.
(2) The Trust consisted of 16 Funds as of October 31, 1997.
(3) Mr. Dwight received $678 of deferred compensation from the Portfolio.
(4) Mr. Hayes received $520 of deferred compensation from the Portfolio.
(5) Mr. Thorndike received $1,474 of deferred compensation from the Portfolio.
(6) Includes $45,000 of deferred compensation.
(7) Includes $38,438 of deferred compensation.
(8) Includes $109,022 of deferred compensation.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Trust on behalf of Tax-Managed Emerging Growth engages Eaton Vance as its investment adviser and the Portfolio engages BMR as its investment adviser pursuant to separate investment advisory agreements which are substantially the same for each. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $22 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division cover stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $23 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commission, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interest in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registration of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio,
(xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officer and investors with respect thereto, to the extent not covered by insurance.

    For a description of the compensation that the Portfolio pays BMR under its Investment Advisory Agreement, see the Prospectus. As of October 31, 1997, the Portfolio had net assets of $2,871,445,818. For the fiscal year ended October 31, 1997 and for the period from the Portfolio's start of business, December 1, 1995, to the fiscal year ended October 31, 1996, the Portfolio paid BMR advisory fees of $9,455,900 and $2,116,576, respectively (equivalent to 0.53% and 0.618% (annualized), respectively, of the Portfolio's average daily net assets for each such period).

    Eaton Vance manages the investments and affairs of Tax-Managed Emerging Growth subject to the supervision of the Trust's Board of Trustees. Eaton Vance furnishes to Tax-Managed Emerging Growth investment research, advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. Tax-Managed Emerging Growth will also bear expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

    For a description of the compensation that Tax-Managed Emerging Growth pays Eaton Vance under the Investment Advisory Agreement, see the Prospectus. As of October 31, 1997, Tax-Managed Emerging Growth had net assets of $14,588,056. For the period from the start of business, September 25, 1997, to October 31, 1997, Tax-Managed Emerging Growth paid Eaton Vance advisory fees of $3,602 (equivalent to 0.625% (annualized) of the Fund's average daily net assets for such period).

    Each Investment Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio or the Trust (as the case may be) cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or the Trust or by vote of a majority of the outstanding voting securities of the Portfolio or Tax-Managed Emerging Growth. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio or Tax-Managed Emerging Growth (as the case may be), and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that an Adviser may render services to others. Each Agreement also provides that an Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    Each Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the Trust's registration under the 1940 Act, (iii) commission, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purpose and for distribution of the same to shareholders and investors, and fees and expenses of registering and maintaining registration of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrar for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot, John M. Nelson and Ralph Z. Sorenson. Mr. Hawkes is chairman, president and chief executive officer and Mr. Gardner is vice chairman of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland and Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of February 28, 1998, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each owned 8%. Messrs. Gardner, Hawkes and Dynner, who are officers or Trustees of the Trust and/or the Portfolio, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Ahern, Fetter, Murphy, O'Connor, Richardson, Terry and Woodbury, and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the Eaton Vance, BMR and EV organizations.

    Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns approximately 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other relationships between the Trust or the Portfolio and such banks.

                                  CUSTODIAN

    IBT acts as custodian for the Trust and the Portfolio. IBT has custody of all cash and securities of Tax-Managed Emerging Growth, maintains the Fund's general ledger and computes the daily net asset value of shares of Tax-Managed Emerging Growth. IBT has the custody of all cash and securities representing Tax-Managed Growth's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of Tax-Managed Growth. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with Tax-Managed Emerging Growth's and the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instruction from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee. Landon T. Clay, a Trustee of the Portfolio, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. In view of Mr. Clay's interest in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule.

                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment -- Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gain distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the Portfolio and of shares of each Fund is determined by IBT (as agent and custodian for the Funds and the Portfolio) in the manner described under "Valuing Shares" in the Prospectus. Each Fund and the Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Trust and the Portfolio have established the following procedures for the fair valuation of Tax-Managed Emerging Growth's and the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at the last sale prices or, if there were no sales on a particular day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Each investor in the Portfolio, including Tax-Managed Growth, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    Generally, trading in the foreign securities owned by Tax-Managed Emerging Growth and the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio and Tax-Managed Emerging Growth's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's and Tax-Managed Emerging Growth's net asset value (unless the Portfolio or the Fund deems that such events would materially affect net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio and Tax-Managed Emerging Growth will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined seperately for each Class of a Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period,
(ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. For information concerning the total return of the Classes of a Fund, see Appendix A, Appendix B and Appendix C.

    Each Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs") and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at net asset value on the reinvestment date.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. In addition, evaluations of a Fund's performance or rankings of mutual funds (which include a Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors. Tax-Managed Growth's performance may differ from that of other investors in the Portfolio, and other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    Information about the allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- costs associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each Fund is treated as a separate corporation, and intends to qualify each year as a regulated investment company ("RIC") under the Code to avoid federal income tax. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification. Each Fund may also distribute part of all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax.

    Because Tax-Managed Growth invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. Tax-Managed Growth, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including Tax-Managed Growth, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, Tax-Managed Growth
(i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid excise tax, the Code requires each Fund to distribute by the end of each calendar year substantially all of its ordinary income for such year and capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Under current law, provided each Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    A portion of distributions made by a Fund (that are derived from dividends received by the Portfolio in the case of Tax-Managed Growth) from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

    Under the Code, the redemption or exchange of shares of a RIC normally results in capital gain or loss if such shares are held as capital assets. However, a loss realized on a redemption or other disposition of Fund shares may be disallowed under certain "wash sale" rules if shares of the Fund are acquired within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Any loss realized upon the redemption or exchange of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares.

    Certain investors in the Portfolio, including RICs, have acquired interests in the Portfolio by contributing securities. Due to tax considerations, during the first seven years following the contribution of securities (or within five years for securities contributed prior to June 9, 1997) to the Portfolio by an investor, such securities will not be distributed to any investor other than the investor who contributed those securities. Investors who acquire an interest in the Portfolio by contributing securities and who redeem that interest within the applicable time period will generally receive back one or more of the securities they contributed. In partial redemptions by such investors during this period, the Portfolio will attempt to accommodate requests to distribute initially those contributed securities and share lots with the highest cost basis.

    The Portfolio has significant holdings of highly appreciated securities that were contributed to the Portfolio by investors other than Tax-Managed Growth. If such securities were to be sold, the resulting capital gain would be allocated disproportionately among the Portfolio's investors, with the result that Tax-Managed Growth would not be subject to taxation on any gain arising prior to the contribution of the securities to the Portfolio.

                            PRINCIPAL UNDERWRITER

    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent, see Appendix A, Appendix B and Appendix C.

CLASS A SHARES. Class A shares may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    CLASS B AND CLASS C SHARES. Under a Distribution Agreement, the Principal Underwriter acts as principal in selling Class B and Class C shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B and Class C makes payments to the Principal Underwriter pursuant to a Distribution Plan as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plans or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B and Class C shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                        SERVICE PLAN -- CLASS A SHARES

    The Trust on behalf of its Class A shares has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan remains in effect from year to year provided such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding Class A shares of the Fund. The Plan was approved by the Trustees, including the Plan Trustees, on behalf of Tax-Managed Growth on June 23, 1997 and on behalf of Tax-Managed Emerging Growth on August 11, 1997.

    The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the affected shareholders of Class A shares and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit a Fund and its Class A shareholders.

               DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES

    The Trust has adopted Distribution Plans (the "Plans") on behalf of its Class B and Class C shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of the Plans is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B and Class C shares.

    The Plans provide that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B or Class C shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of Class B sales and 6.25% of Class C sales of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plans as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Funds' respective Class and will accordingly reduce the Class' net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of a Class's net assets on such day. The level of a Class' net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by Tax-Managed Emerging Growth or the Portfolio, the expenses of the Class, Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of Tax-Managed Emerging Growth or the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce a Class' current net assets in respect of unknown amounts which may become payable under the Plans in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plans provide that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plans since their inception. Payments theretofore paid or payable under the Plans by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plans. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. For actual payments made and the outstanding uncovered distribution charges of the Principal Underwriter, see Appendix B and Appendix C. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees for Class C sales and sales commissions for Class B sales at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio or to Eaton Vance by Tax-Managed Emerging Growth) resulting from sale of shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Plans if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B and Class C shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plans continue in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plans and Distribution Agreements may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plans require quarterly Trustee review of a written report of the amount expended under the Plans and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plans are in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. Each Plan was approved by the Trustees, including the Rule 12b-1 Trustees on behalf of Tax-Managed Growth on June 23, 1997 and on behalf of Tax-Managed Emerging Growth on August 11, 1997.

    The Trustees of the Trust believe that the Plans will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B and Class C shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plans will compensate the Principal Underwriter for its services and expenses in distributing Class B and Class C shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plans provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plans are expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Fund and its Class B and Class C shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by an Adviser. An Adviser is also responsible for the execution of transactions for all other accounts managed by it.

    The Advisers place the portfolio security transactions of Tax-Managed Emerging Growth and the Portfolio and of certain other accounts managed by them for execution with many broker-dealer firms. An Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, an Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually include an undisclosed dealer markup or markdown. In an underwritten offering the price paid includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the relevant Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Tax-Managed Emerging Growth or the Portfolio and an Adviser's other clients in part for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the relevant Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, an Adviser may receive Research Services from broker-dealer firms with which that Adviser places portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by Tax-Managed Emerging Growth or the Portfolio is not reduced because its Adviser receives such Research Services. An Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that an Adviser shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, an Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for Tax-Managed Emerging Growth or the Portfolio may also be appropriate for other investment accounts managed by an Adviser or its affiliates. Whenever decisions are made to buy or sell securities for Tax-Managed Emerging Growth or the Portfolio and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where Tax-Managed Emerging Growth and the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to Tax-Managed Emerging Growth and the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the period from the start of business, September 25, 1997, to October 31, 1997, Tax-Managed Emerging Growth paid brokerage commissions of $9,058 with respect to portfolio transactions. Of this amount, approximately $8,926 was paid in respect of portfolio security transactions aggregating approximately $5,484,898 to firms which provided some Research Services to the Adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal year ended October 31, 1997 and for the period from the Portfolio's start of business, December 1, 1995, to the fiscal year ended October 31, 1996, the Portfolio paid brokerage commissions of $1,019,496 and $144,815, respectively, on portfolio security transactions. Of these amounts, approximately $832,436 and $112,018, respectively, was paid in respect of portfolio security transactions aggregating approximately $740,796,988 and $89,523,457, respectively, to firms which provided some Research Services to the Adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                              OTHER INFORMATION

    The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated May 7, 1984, as amended. On July 10, 1995, the Trust changed its name from Eaton Vance Government Obligations Trust to Eaton Vance Mutual Funds Trust. Tax-Managed Growth established multiple classes of shares on November 1, 1997. The operations of Class B reflect the operations of Tax-Managed Growth prior to such date. Class A and Class C are successors to the operations of separate series of the Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that Tax-Managed Growth and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of Tax-Managed Growth incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither Tax-Managed Growth nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    In connection with telephone redemptions and exchanges, the Trust, the Principal Underwriter and the Transfer Agent generally will verify personal account information in order to determine that instructions communicated are genuine.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of Tax-Managed Growth or any other investor in the Portfolio, unless either the remaining investors by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Funds and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

    The audited financial statements of and independent auditors' reports for the Funds and the Portfolio, appear in each Fund's most recent annual report to shareholders, which are incorporated by reference into this SAI. A copy of each Fund's annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Funds and the Portfolio listed below for the fiscal year ended October 31, 1997, as previously filed electronically with the Commission:

                     Eaton Vance Tax-Managed Growth Fund
                         Tax-Managed Growth Portfolio
                     (Accession No. 0000950156-98-000080

                 Eaton Vance Tax-Managed Emerging Growth Fund
                     (Accession No. 0000950109-98-000228)

                          APPENDIX A: CLASS A SHARES
               FEES AND EXPENSES -- TAX-MANAGED EMERGING GROWTH

SERVICE PLAN
    Class A has not made any service fee payments to the Principal Underwriter under the Plan to date. Class A expects to begin accruing for its service fee payments during the quarter ending December 31, 1998.

PRINCIPAL UNDERWRITER
    For the period from the start for business, September 25, 1997, to October 31, 1997, there were no repurchase transactions.

    The total sales charges for sales of shares of the Fund for the period from the start of business, September 25, 1997, to October 31, 1997 was $118,058, of which $17,757 was received by the Principal Underwriter and Authorized Firms received $100,301.

                     PERFORMANCE INFORMATION -- ALL FUNDS

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class A shares for the period shown in the table. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

         VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH

                                                                                   TOTAL RETURN                TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF             SALES CHARGE                SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT     --------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT      ON 10/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  ---------------  ------------  ------------  -------------  ------------
Life of Fund                   9/25/97        $942.51          $918.00         -2.60%         N/A          -8.20%          N/A

    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class A. Total return prior to March 28, 1996 reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

              VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED GROWTH

                                                                                   TOTAL RETURN                TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF             SALES CHARGE                SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT     --------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT      ON 10/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  ---------------  ------------  ------------  -------------  ------------
10 Years Ended
  10/31/97                    10/31/87        $941.99         $4,297.25       356.18%        16.39%        329.72%        15.70%
5 Years Ended
  10/31/97                    10/31/92        $942.00         $2,355.80       150.09%        20.12%        135.58%        18.69%
1 Year Ended
  10/31/97                    10/31/96        $942.61         $1,242.81        31.85%        31.85%         24.28%        24.28%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at January 31, 1998, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class A and of each Fund. In addition, as of the same date, the following record owners held the amounts of Class A shares indicated below, which were held on behalf of customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED GROWTH --                        Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL                12.1%
TAX-MANAGED EMERGING GROWTH --               Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL                 8.7%

    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class A shares as of such date.

                          APPENDIX B: CLASS B SHARES
                        FEES AND EXPENSES -- ALL FUNDS

DISTRIBUTION PLANS
    Each Distribution Plan and Distribution Agreement remains in effect until April 28, 1998 and may be continued as described under "Distribution Plan". Pursuant to Rule 12b-1, the Plan has been approved by the relevant Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1.

    The following table shows, for the fiscal year ended October 31, 1997, (1) sales commissions paid by the Principal Underwriter to Authorized Firms on sales of Class B shares, (2) distribution payments to the Principal Underwriter allocated to Class B shares under the Plan, (3) CDSC payments to the Principal Underwriter, (4) service fees on Class B shares paid under the Plan, and (5) amount of service fees on Class B shares paid to Authorized Firms (the balance of which being retained by the Principal Underwriter).

                                                      DISTRIBUTION         CDSC                        SERVICE
                                                       PAYMENTS TO     PAYMENTS TO                     FEES TO
                                         SALES        THE PRINCIPAL   THE PRINCIPAL     SERVICE       AUTHORIZED
CLASS B                               COMMISSIONS      UNDERWRITER     UNDERWRITER       FEES**         FIRMS
-------                               -----------      -----------     -----------       ------         -----
Tax-Managed Growth ...............    $16,528,950      $2,104,488        $353,000       $78,511        $77,815
Tax-Managed Emerging Growth* .....        339,086           2,603             400             0              0
----------
 * For the period from the start of business, September 29, 1997,to October 31, 1997.
** Tax-Managed Emerging Growth expects to begin accruing for its service fees during the quarter ending
   December 31, 1998.

PRINCIPAL UNDERWRITER
    For the fiscal year ended October 31, 1997, Tax-Managed Growth paid the Principal Underwriter $2,402.50 for repurchase transactions handled by the Principal Underwriter. For the period from the start of business, September 29, 1997, to October 31, 1997 Tax-Managed Emerging Growth Class B had no repurchase transactions.

                     PERFORMANCE INFORMATION -- ALL FUNDS

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in the table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

         VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH

                                              VALUE OF         VALUE OF
                                           INVESTMENT       INVESTMENT          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE            AFTER               DEDUCTING                   DEDUCTING
                                            DEDUCTING THE    DEDUCTING THE        THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF    MAXIMUM CDSC     MAXIMUM CDSC    --------------------------  --------------------------
   PERIOD*          DATE      INVESTMENT     ON 10/31/97      ON 10/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of Fund      9/29/97       $1,000         $974.00          $925.30         -2.60%         N/A          -7.47%         N/A
------------
*Investment operations began on September 29, 1997.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares of Tax-Managed Growth. Total return for Class B prior to March 28, 1996 reflects the total return of another investor in the Portfolio, adjusted to reflect the Class B sales charge. This total return has not been adjusted to reflect certain other Class B expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

               VALUE OF $1,000 INVESTMENT -- TAX-MANAGED GROWTH

                                           VALUE OF        VALUE OF
                                          INVESTMENT      INVESTMENT            TOTAL RETURN                  TOTAL RETURN
  INVESTMENT              INVESTMENT     BEFORE CDSC      AFTER CDSC        BEFORE DEDUCTING CDSC         AFTER DEDUCTING CDSC
    PERIOD                   DATE        ON 10/31/97     ON 10/31/97      CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
    ------                   ----        -----------     -----------      ----------     ----------     ----------     ----------
10 years ended
  10/31/97                 10/31/87       $4,506.89       $4,506.89        350.69%         16.25%         350.69%        16.25%
5 years ended
  10/31/97                 10/31/92       $2,470.82       $2,450.82        147.08%         19.83%         145.08%        19.64%
1 year ended
  10/31/97                 10/31/96       $1,304.93       $1,254.93         30.49%         30.49%          25.49%        25.49%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at January 31, 1998, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class B and of each Fund. In addition, as of the same date, the following record owners held the amounts of Class B shares indicated below, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED GROWTH --                    Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL          20.5%
TAX-MANAGED EMERGING GROWTH --           Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL          17.8%

    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class B shares as of such date.

                          APPENDIX C: CLASS C SHARES
               FEES AND EXPENSES -- TAX-MANAGED EMERGING GROWTH

DISTRIBUTION PLAN
    For the period from the start of business, September 29, 1997, to October 31, 1997, the Principal Underwriter paid to Authorized Firms sales commissions of $20,998 on sales of Class C shares of Tax-Managed Emerging Growth. During the same period, Class C made sales commission payments under the Plan to the Principal Underwriter aggregating $461. The Principal Underwriter received no CDSCs during the period. The sales commission payments reduced Uncovered Distribution Charges under the Plan. As at October 31, 1997, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $122,000. During the period from the start of business, September 29, 1997, to October 31, 1997, Class C made service fee payments aggregating $154, all of which were paid to the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the period from the start of business, September 29, 1997, to October 31, 1997, there were no repurchase transactions.

                     PERFORMANCE INFORMATION -- ALL FUNDS

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class C shares for the period shown in the table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

         VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH

                                               VALUE OF         VALUE OF
                                              INVESTMENT       INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE           AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING          THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF       THE CDSC         THE CDSC     --------------------------  --------------------------
   PERIOD*          DATE       INVESTMENT     ON 10/31/97     ON 10/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  ------------  ---------------  --------------  ------------  ------------  ------------  ------------
Life of
the Fund          9/29/97        $1,000         $972.00         $962.28         -2.80%         N/A          -3.77%         N/A
------------
*Investment operations began on September 29, 1997.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class C. Total return prior to August 2, 1996 reflects the total return of Class B adjusted to reflect the Class C sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

              VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED GROWTH

                                               VALUE OF         VALUE OF
                                              INVESTMENT       INVESTMENT         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE           AFTER                DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF       THE CDSC         THE CDSC     --------------------------  --------------------------
    PERIOD          DATE       INVESTMENT     ON 10/31/97     ON 10/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  ------------  ---------------  --------------  ------------  ------------  ------------  ------------
10 Years Ended
10/31/97          10/31/87       $1,000        $4,484.42       $4,484.42       348.44%        16.19%       348.44%        16.19%
5 Years Ended
10/31/97          10/31/92       $1,000        $2,458.48       $2,458.48       145.85%        19.71%       145.85%        19.71%
1 Year Ended
10/31/97          10/31/96       $1,000        $1,301.48       $1,291.48        30.15%        30.15%        29.15%        29.15%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at January 31, 1998, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class C and of each Fund. In addition, as of the same date, the following record owners held the amounts of Class C shares indicated below, which were held either individually or on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED GROWTH -                     Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL          34.1%
TAX-MANAGED EMERGING GROWTH -            Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL          30.2%
                                         Kenneth and Anna Damhof Charitable
                                         Remainder Unitrust Trust                          New Ulm, MN                5.4%

    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class C shares as of such date.

   [logo]           Investing
                    for the
EATON VANCE         21st
------------        Century
MUTUAL FUNDS

--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Growth Fund
Eaton Vance Tax-Managed Emerging Growth Fund


STATEMENT OF ADDITONAL INFORMATION
March 1, 1998

--------------------------------------------------------------------------------
Portfolio Investment Adviser
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Investment Adviser of Eaton Vance Tax-Managed Emerging Growth Fund Fund Administrator
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                         TGMGSAI

                     Mutual Funds  [PHOTO OF 1040 TAX FORM ON DESK APPEARS HERE]

                     for People

                     Who Pay
EATON VANCE
================     Taxes
    Mutual Funds





Semiannual Report April 30, 1998




[PHOTO OF NYSE FLAG
APPEARS HERE]

                                  EATON VANCE

                                  TAX-MANAGED
                                   EMERGING
                                    GROWTH
                                     FUND



[PHOTO OF 1099 TAX FORM ON
DESK APPEARS HERE]

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998
--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

[PHOTO OF EDWARD E. SMILEY, PORTFOLIO MANAGER APPEARS HERE]

Investment Environment
--------------------------------------------------------------------------------
     The Equity Markets

 .    The U.S. market maintained its momentum through the six months ended April
     30, 1998 as low interest rates and a global flight to quality provided continuing support for investors. The rally was increasingly dominated by large-cap stocks, with the S&P 500 registering a gain of 22.5% during the period./1/

 .    Smaller, emerging companies continued to lag the blue chip indices. The S&P
     600 Index - an unmanaged index of small-cap companies - had a return of 13.2% during the six-month period./1/

 .    The economy remained fairly robust. First quarter gross domestic product rose a stronger-than-expected 4.8%, while inflation remained well under control. Corporate earnings trended generally higher, although some sectors experienced shortfalls.


The Fund
--------------------------------------------------------------------------------
     Performance for the Past Six Months

 .    The Fund's Class A shares had a total return of 14.8% during the six months ended April 30, 1998./2/ This return resulted from an increase in net asset value per share (NAV) to $11.18 on April 30, 1998 from $9.74 on October 31, 1997.

 .    The Fund's Class B shares had a total return of 14.5% during the six months ended April 30, 1998./2/ This return resulted from an increase in NAV to $11.15 from $9.74 on October 31, 1997.

 .    The Fund's Class C shares had a total return of 14.5% during the six months ended April 30, 1998./2/ This return resulted from an increase in NAV to $11.13 from $9.72 on October 31, 1997.

     Recent Strong Performers

 .    Information services companies remained the Fund's largest sector weighting and featured some of the Fund's strongest performers. Abacus Direct Corp., which provides database consumer information for direct marketing companies, rose 53% during the period. Paychex, Inc., which provides computerized payroll and internal accounting services to small and medium-sized companies, rose 42%.

 .    Other strong performers included Documentum, Inc., which rose 79%. The company develops Internet and server-based software that allows companies to share information. In the financial sector, Capital One Financial Corp. rose 105%. First quarter earnings rose 55% due to strong consumer loan business and improved net interest margins.

 .    In keeping with the tax-managed aspect of the Fund, several holdings were sold in cases where earnings failed to meet expectations. Those losses were used to offset realized gains in other securities.

     Some Major Portfolio Holdings

 .    IDX Systems Corp. was the Fund's largest holding at April 30, 1998. The
     Vermont-based company's IDXtend and LastWord systems integrate services for hospitals and medical practices, streamline patient processing, and help reduce costs of health care providers.

 .    In the restaurant sector, Papa John's International, Inc. saw first quarter earnings rise 47%. The 1600-store chain has followed a successful strategy that includes high-quality pizza and rapid expansion. Papa John's plans to open an additional 300 stores in 1998.

 .    J.D. Edwards, Inc. develops Enterprise Resource Planning software that helps integrate functions as diverse as ordering, manufacturing, transportation, and human resources. The company's SCOREx and One-World products have been especially well received, contributing to 154% second quarter earnings growth.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
================================================================================
Fund Information
as of April 30, 1998

Performance/3/                                      Class A   Class B   Class C
-------------------------------------------------------------------------------
Cumulative Total Returns (at net asset value)
-------------------------------------------------------------------------------
Life of Fund+                                        11.8%     11.5%     11.3%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
Life of Fund+                                         5.4%      6.5%     10.3%

+Inception Dates - Class A: 9/25/97; Classes B & C: 9/29/97


Ten Largest Holdings/4/
-------------------------------------------------------------------------------
By total net assets
IDX Systems Corp.                          1.4%
MiniMed, Inc.                              1.3
Varco International, Inc.                  1.3
Cambridge Technology Partners, Inc.        1.3
Papa John's International, Inc.            1.3
Louis Dreyfus Natural Gas                  1.2
Central Newspapers, Inc., Class A          1.2
J.D. Edwards, Inc.                         1.2
The Mens Wearhouse, Inc.                   1.2
Harbinger, Corp.                           1.2


/1/ It is not possible to invest directly in an Index./2/ These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B and Class C shares. /3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC cumulative total returns for Class A reflect a 5.75% sales charge; for Class B, returns reflect applicable CDSC based on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%- 6th year; for Class C, return reflects one-year 1% CDSC. /4/ Based on market value as of 4/30/98. Ten largest holdings represent 12.6% of the Portfolio's investments. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Common Stocks -- 89.9%

Security                                          Shares     Value
--------------------------------------------------------------------------

Advertising -- 1.6%
--------------------------------------------------------------------------
Catalina Marketing Corp.*                         13,400     $   696,800
Outdoor Systems, Inc.*                            14,500         460,375
--------------------------------------------------------------------------
                                                             $ 1,157,175
--------------------------------------------------------------------------

Banks - Regional -- 1.7%
--------------------------------------------------------------------------
Colonial Bancgroup, Inc. (The)                    13,900     $   498,663
Sovereign Bancorp, Inc.                           39,920         753,490
--------------------------------------------------------------------------
                                                             $ 1,252,153
--------------------------------------------------------------------------

Banks and Money Services -- 0.6%
--------------------------------------------------------------------------
Bank United Corp.                                  7,950     $   411,413
--------------------------------------------------------------------------
                                                             $   411,413
--------------------------------------------------------------------------

Broadcasting and Cable -- 2.4%
--------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A*                16,000     $   828,000
Jacor Communications, Inc.*                        9,300         528,938
Sinclair Broadcast Group, Class A*                 7,900         409,813
--------------------------------------------------------------------------
                                                             $ 1,766,751
--------------------------------------------------------------------------

Building Materials -- 0.9%
--------------------------------------------------------------------------
Texas Industries, Inc.                            10,000     $   644,375
--------------------------------------------------------------------------
                                                             $   644,375
--------------------------------------------------------------------------

Business Products and Services -- 3.7%
--------------------------------------------------------------------------
CN Maximus, Inc.*                                 24,100     $   759,150
Gartner Group, Inc., Class A*                     25,000         828,125
Personnel Group of America, Inc.*                 38,800         771,150
United Rentals, Inc.*                             10,300         354,706
--------------------------------------------------------------------------
                                                             $ 2,713,131
--------------------------------------------------------------------------

Business Services - Miscellaneous -- 2.2%
--------------------------------------------------------------------------
Human Genome Sciences, Inc.*                      11,600     $   421,950
On Assignment, Inc.                               21,000         677,250
Sylvan Learning Systems, Inc.*                    10,000         493,750
--------------------------------------------------------------------------
                                                             $ 1,592,950
--------------------------------------------------------------------------

Communications Equipment -- 3.3%
--------------------------------------------------------------------------
Aspect Telecommunication Corp.*                   20,000     $   575,000
Comverse Technology, Inc.*                        16,200         767,475
ECI Telecommunications                             8,700         265,350
Glenayre Technologies, Inc.*                      34,800         545,925
P-COM, Inc.*                                      14,600         287,438
--------------------------------------------------------------------------
                                                             $ 2,441,188
--------------------------------------------------------------------------

Communications Services -- 1.5%
--------------------------------------------------------------------------
Smartalk Teleservices, Inc.*                      20,000     $   397,500
Transition Systems, Inc.*                         30,400         684,000
--------------------------------------------------------------------------
                                                             $ 1,081,500
--------------------------------------------------------------------------

Computer Software -- 2.4%
--------------------------------------------------------------------------
Brio Technology, Inc.*                               900     $     9,900
HNC Software, Inc.*                                8,500         331,500
PeopleSoft, Inc.*                                 12,000         558,000
Saville Systems, PLC ADR*                         11,100         553,613
Visio Corp.*                                       6,500         321,750
--------------------------------------------------------------------------
                                                             $ 1,774,763
--------------------------------------------------------------------------

Consumer Products -- 1.0%
--------------------------------------------------------------------------
Sola International, Inc.*                          9,600     $   408,000
Twinlab Corp.*                                     8,600         337,550
--------------------------------------------------------------------------
                                                             $   745,550
--------------------------------------------------------------------------

Consumer Services -- 0.9%
--------------------------------------------------------------------------
Strayer Education, Inc.                           18,400     $   676,200
--------------------------------------------------------------------------
                                                             $   676,200
--------------------------------------------------------------------------

Drugs -- 4.8%
--------------------------------------------------------------------------
Elan Corp., PLC ADR*                              11,000     $   683,375
Genzyme Corp.*                                    45,100         343,888
Genzyme Corp., Class A*                           18,100         559,969
Parexel International Corp.*                      20,600         690,100
Quintiles Transnational Corp.*                     7,500         371,250
Sepracor, Inc.*                                   12,500         578,125
Vertex Pharmaceuticals, Inc.*                     10,200         317,475
--------------------------------------------------------------------------
                                                             $ 3,544,182
--------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Security                                          Shares     Value
--------------------------------------------------------------------------

Electrical Equipment -- 1.4%
--------------------------------------------------------------------------
Level One Communications, Inc.*                   20,900     $   650,513
Micrel, Inc.*                                      9,000         353,250
--------------------------------------------------------------------------
                                                             $ 1,003,763
--------------------------------------------------------------------------

Electronics - Instruments -- 1.3%
--------------------------------------------------------------------------
Broadcom Corp., Class A*                             100     $     4,800
Qlogic Corp.*                                      8,400         373,800
Vitesse Semiconductor Corp.*                      10,100         582,644
--------------------------------------------------------------------------
                                                             $   961,244
--------------------------------------------------------------------------

Electronics - Semiconductors -- 2.0%
--------------------------------------------------------------------------
Altera Corp.*                                     13,800     $   558,900
Dallas Semiconductor Corp.                        15,200         586,150
Linear Technologies Corp.                          4,200         338,100
--------------------------------------------------------------------------
                                                             $ 1,483,150
--------------------------------------------------------------------------

Entertainment -- 0.5%
--------------------------------------------------------------------------
MGM Grand, Inc.*                                  11,200     $   378,000
--------------------------------------------------------------------------
                                                             $   378,000
--------------------------------------------------------------------------

Financial - Miscellaneous -- 0.8%
--------------------------------------------------------------------------
Capital One Financial Corp.                        6,200     $   595,588
--------------------------------------------------------------------------
                                                             $   595,588
--------------------------------------------------------------------------

Health Care Services -- 0.7%
--------------------------------------------------------------------------
NCS Healthcare, Inc., Class A*                    17,000     $   499,375
--------------------------------------------------------------------------
                                                             $   499,375
--------------------------------------------------------------------------

Health Services -- 9.2%
--------------------------------------------------------------------------
American Retirement Corp.*                        32,100     $   694,163
Compdent Corp.*                                   45,000         590,625
Concentra Managed Care, Inc.*                     22,000         684,750
Express Scripts, Inc., Class A*                    7,600         608,000
Health Management Associates, Inc., Class A*      27,450         864,674
MiniMed, Inc.*                                    19,100         954,999
National Surgery Centers, Inc.*                    9,900         280,913
Omnicare, Inc.                                    12,700         434,975
Pediatrix Medical Group, Inc.*                     7,200         303,750
Renal Care Group, Inc.*                           19,000         726,750
Sunrise Assisted Living, Inc.*                    14,500         649,781
--------------------------------------------------------------------------
                                                             $ 6,793,380
--------------------------------------------------------------------------

Information Services -- 22.7%
--------------------------------------------------------------------------------
Abacus Direct Corp.*                              11,000     $   625,625
Acxiom Corp.*                                     35,100         851,175
Affiliated Computer Services, Inc., Class A*      18,200         639,275
Aspect Development, Inc.*                          9,800         620,463
Aspen Technologies, Inc.*                         17,300         845,538
BISYS Group, Inc. (The)*                          19,800         782,100
Cambridge Technology Partners, Inc.*              17,700         924,824
CBT Group, PLC ADR*                               11,600         590,150
CCC Information Services Group*                   22,700         544,800
Citrix Systems, Inc.*                              6,250         388,281
Documentum, Inc.*                                 12,100         651,888
FIserv, Inc.*                                      8,500         555,688
Harbinger, Corp.*                                 23,800         865,724
IDX Systems Corp.*                                23,000       1,001,937
Information Management Resources, Inc.*            6,850         185,806
J.D. Edwards, Inc.*                               25,000         890,624
Legato Systems, Inc.*                             15,800         499,675
Lycos, Inc.*                                       4,200         259,613
Manugistics Group, Inc.                            8,800         528,000
Mobius Management Systems, Inc.*                  21,900         405,150
National Data Corp.                                5,000         204,063
Nova Corp.*                                       21,100         717,400
Paychex, Inc.                                      5,700         309,581
Pegasystems, Inc.*                                12,300         230,625
SunGard Data Systems, Inc.*                       21,500         765,938
Symantec*                                         19,000         551,000
Vantive Corp.*                                    15,300         489,600
Veritas Software Corp.*                           13,000         711,750
Yahoo!, Inc.*                                      1,000         118,938
--------------------------------------------------------------------------
                                                             $16,755,231
--------------------------------------------------------------------------

Insurance -- 1.0%
--------------------------------------------------------------------------
Mercury General Corp.                              6,600     $   427,350
Mutual Risk Management Ltd.                        9,400         318,425
--------------------------------------------------------------------------
                                                             $   745,775
--------------------------------------------------------------------------

Investment Services -- 2.9%
--------------------------------------------------------------------------
Centura Banks, Inc.                               12,000     $   864,000
E*Trade Group, Inc.*                              22,000         548,625
PIMCO Advisors Holdings L.P.                      14,300         445,088
PMI Group, Inc.                                    3,600         292,500
--------------------------------------------------------------------------
                                                             $ 2,150,213
--------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Security                                          Shares     Value
--------------------------------------------------------------------------

Machinery -- 2.4%
--------------------------------------------------------------------------
Camco International, Inc.                         12,000     $   814,500
Varco International, Inc.*                        30,900         950,174
--------------------------------------------------------------------------
                                                             $ 1,764,674
--------------------------------------------------------------------------

Medical Products -- 1.6%
--------------------------------------------------------------------------
Ocular Sciences, Inc.*                            15,100     $   422,800
Sofamor Danek Group, Inc.*                         9,100         798,525
--------------------------------------------------------------------------
                                                             $ 1,221,325
--------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 7.3%
--------------------------------------------------------------------------
Cross Timbers Oil Co.                             43,300     $   828,113
Devon Energy Corp.                                18,800         749,650
Forcenergy, Inc.*                                 30,000         691,875
Louis Dreyfus Natural Gas*                        45,790         918,661
Meridian Resource Corp.*                          81,000         734,063
Newfield Exploration Co.*                         26,900         652,325
Titan Exploration, Inc.*                          50,000         415,625
Vintage Petroleum, Inc.                           21,800         425,100
--------------------------------------------------------------------------
                                                             $ 5,415,412
--------------------------------------------------------------------------

Publishing -- 2.1%
--------------------------------------------------------------------------
Belo (A.H.) Corp.                                 11,700     $   619,369
Central Newspapers, Inc., Class A                 12,400         908,299
--------------------------------------------------------------------------
                                                             $ 1,527,668
--------------------------------------------------------------------------

Retail - Food and Drug -- 2.0%
--------------------------------------------------------------------------
Papa John's International, Inc.*                  22,100     $   922,674
Starbucks Corp.*                                  11,200         539,000
--------------------------------------------------------------------------
                                                             $ 1,461,674
--------------------------------------------------------------------------

Retail - Specialty and Apparel -- 1.9%
--------------------------------------------------------------------------
Bed Bath and Beyond, Inc.*                        10,000     $   492,500
The Mens Wearhouse, Inc.*                         20,800         876,199
--------------------------------------------------------------------------
                                                             $ 1,368,699
--------------------------------------------------------------------------

Semiconductor Equipment -- 1.0%
--------------------------------------------------------------------------
Advanced Energy Industries, Inc.*                 18,000     $   267,750
PRI Automation, Inc.*                             17,600         470,800
--------------------------------------------------------------------------
                                                             $   738,550
--------------------------------------------------------------------------

Software Services -- 0.4%
--------------------------------------------------------------------------
JDA Software Group, Inc.*                           5,950      $   300,847
--------------------------------------------------------------------------
                                                               $   300,847
--------------------------------------------------------------------------

Telephone Utilities -- 0.7%
--------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.*                     9,600      $   547,200
--------------------------------------------------------------------------
                                                               $   547,200
--------------------------------------------------------------------------

Transportation -- 1.0%
--------------------------------------------------------------------------
Comair Holdings, Inc.                              26,100      $   712,856
--------------------------------------------------------------------------
                                                               $   712,856
--------------------------------------------------------------------------

Total Common Stocks
    (identified cost $58,914,598)                              $66,225,955
--------------------------------------------------------------------------

Short-Term Investments  -- 10.1%

                                           Face Amount
Security                                   (000's omitted)     Value
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.45%, 5/1/98                                      $ 7,398     $ 7,398,000
--------------------------------------------------------------------------

Total Short-Term Investments
    (identified cost $7,398,000)                               $ 7,398,000
--------------------------------------------------------------------------

Total Investments  -- 100.0%
    (identified cost $66,312,598)                              $73,623,955
--------------------------------------------------------------------------

Other Assets, Less Liabilities  -- 0.0%                        $     3,080
--------------------------------------------------------------------------



Net Assets  -- 100.0%                                          $73,627,035
--------------------------------------------------------------------------

*   Non-income producing security.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities


As of April 30, 1998
Assets
-------------------------------------------------------------------------------
Investments at value (Note 1A), (identified cost, $66,312,598)  $73,623,955
Cash                                                                  1,641
Receivable for investments sold                                   1,281,746
Receivable for Fund shares sold                                   2,355,213
Dividends receivable                                                 13,493
Deferred organization expense (Note 1D)                              18,265
-------------------------------------------------------------------------------
Total assets                                                    $77,294,313
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for investments purchased                               $ 2,675,202
Payable for Fund shares redeemed                                    970,670
Payable to affiliate for shareholder services (Note 6)                  523
Accrued expenses                                                     20,883
-------------------------------------------------------------------------------
Total liabilities                                               $ 3,667,278
-------------------------------------------------------------------------------
Net Assets                                                      $73,627,035
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------
Paid-in capital                                                 $67,941,893
Accumulated net realized loss on investments
    (computed on the basis of identified cost)                   (1,410,440)
Accumulated net investment loss                                    (215,775)
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                              7,311,357
-------------------------------------------------------------------------------
Total                                                           $73,627,035
-------------------------------------------------------------------------------

Class A Shares
-------------------------------------------------------------------------------
Net Assets                                                      $20,900,977
Shares Outstanding                                                1,869,075
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest outstanding)    $     11.18
Offering Price Per Share (100 / 94.25 of net asset              $     11.86
    value per share)
-------------------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------------------
Net Assets                                                      $40,501,151
Shares Outstanding                                                3,631,881
Net Asset Value, Offering Price and Redemption Price
    Per Share (Note 7) (net assets / shares of                  $     11.15
    beneficial interest outstanding)
-------------------------------------------------------------------------------

Class C Shares
-------------------------------------------------------------------------------
Net Assets                                                      $12,224,907
Shares Outstanding                                                1,098,542
Net Asset Value, Offering Price and Redemption Price
    Per Share (Note 7) (net assets / shares of                  $     11.13
    beneficial interest outstanding)
-------------------------------------------------------------------------------

Statement of Operations


For the Six Months Ended
April 30, 1998
Investment Income (Note 1G)
-------------------------------------------------------------------------------
Dividends                                                       $    35,949
Interest                                                             89,141
-------------------------------------------------------------------------------
Total investment income                                         $   125,090
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment Adviser fee (Note 3)                                 $   118,479
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 3)                          630
Distribution and service fees (Note 6)
    Class B                                                          80,228
    Class C                                                          29,712
Custodian fee                                                        58,614
Transfer and dividend disbursing agent fees                          24,815
Registration fees                                                    17,043
Printing and postage                                                  3,822
Amortization of organization expenses (Note 1D)                         992
Legal and accounting services                                           335
Miscellaneous                                                        14,344
-------------------------------------------------------------------------------
Total expenses                                                  $   349,014
-------------------------------------------------------------------------------

Net investment loss                                             $  (223,924)
-------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)             $(1,336,977)
-------------------------------------------------------------------------------
Net realized loss on investment transactions                    $(1,336,977)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                         $ 7,765,100
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            $ 7,765,100
    of investments
-------------------------------------------------------------------------------

Net realized and unrealized gain on investments                 $ 6,428,123
-------------------------------------------------------------------------------

Net increase in net assets from operations                      $ 6,204,199
-------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


                                    Six Months Ended
Increase (Decrease)                 April 30, 1998    For the Period Ended
in Net Assets                       (Unaudited)       October 31, 1997*
--------------------------------------------------------------------------------
From operations --
    Net investment income (loss)        $   (223,924)        $       8,149
    Net realized loss on
        investment transactions           (1,336,977)              (73,463)
    Net change in unrealized
        appreciation (depreciation)
        of investments                     7,765,100              (453,743)
--------------------------------------------------------------------------------
Net increase (decrease) in net
    assets from operations              $  6,204,199         $    (519,057)
--------------------------------------------------------------------------------
Transactions in shares of
    beneficial interest (Note 5) --
    Proceeds from sale of shares
        Class A                         $ 17,062,040         $   4,869,539
        Class B                           30,245,463             8,974,780
        Class C                           10,191,526             2,116,676
    Cost of shares redeemed
        Class A                           (1,820,351)             (816,967)
        Class B                           (1,844,635)              (36,915)
        Class C                             (999,263)                   --
--------------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions             $ 52,834,780         $  15,107,113
--------------------------------------------------------------------------------

Net increase in net assets              $ 59,038,979         $  14,588,056
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                  $ 14,588,056         $          --
--------------------------------------------------------------------------------
At end of period                        $ 73,627,035         $  14,588,056
--------------------------------------------------------------------------------

Accumulated undistributed
net investment income
(loss) included in net assets
--------------------------------------------------------------------------------
At end of period                        $   (215,775)        $       8,149
--------------------------------------------------------------------------------
* For the period from the start of business, September 25, 1997, to October 31, 1997.


                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                Six Months Ended
                                                                  April 30, 1998                      Period Ended
                                                                    (Unaudited)                      October 31, 1997
                                                         --------------------------------------------------------------------------
                                                          Class A     Class B      Class C    Class A*   Class B**    Class C**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                  $  9.740     $ 9.740     $  9.720     $10.000    $ 10.000    $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                             $ (0.024)    $(0.043)    $ (0.045)    $ 0.008    $  0.005    $  0.003
Net realized and unrealized gain (loss) on investments      1.464       1.453        1.455      (0.268)     (0.265)     (0.283)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) from operations                        $  1.440     $ 1.410     $  1.410     $(0.260)   $ (0.260)   $ (0.280)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                         $ 11.180     $11.150     $ 11.130     $ 9.740    $  9.740    $  9.720
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                           14.78%      14.48%       14.51%      (2.60)%     (2.60)%     (2.80)%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                $ 20,901     $40,501     $ 12,225     $ 3,925    $  8,613    $  2,051
Ratio of expenses to average daily net assets                1.26%+      1.99%+       2.23%+      0.63%+      1.37%+      1.56%+
Ratio of net investment income (loss) to average
  daily net assets                                          (0.61)%+    (1.34)%+     (1.58)%+     1.83%+      1.13%+      0.90%+
Portfolio Turnover                                          38.00%      38.00%       38.00%       7.00%       7.00%       7.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(2)/                 $ 0.0586     $0.0586     $ 0.0586     $0.0600    $ 0.0600    $ 0.0600
-----------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
* For the period from the start of business, September 25, 1997, to October 31, 1997.
** For the period from the commencement of offerings of Class B and Class C shares, September 29, 1997, to October 31, 1997.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
/(2)/Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund, which is a series of Eaton Vance Mutual Funds Trust (the Trust), seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Fund. The Fund has three classes of shares. Class A shares are sold at the effective public offering price, which is based on the effective net asset value per share plus the applicable sales charge. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $56,332 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005.

  C Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


  to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  H Interim Financial Statements -- The interim financial statements relating to April 30, 1998 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income and (b) at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years). Income dividends are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the ex-date.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of the average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended April 30, 1998, the fee amounted to $118,479.

  Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 1998, no significant amounts have been deferred.

  Certain officers and Trustees of the Fund are officers and directors/trustees of EVM.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                            $ 66,312,598
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                             $  7,797,562

  Gross unrealized depreciation                                 (486,205)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                               $  7,311,357
  ------------------------------------------------------------------------------

Eaton Vance Tax-Managed Emerging Growth Fund  as of April 30, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


5 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                   Six Months Ended
                                   April 30, 1998         Period Ended
  Class A                          (Unaudited)            October 31, 1997*
  ------------------------------------------------------------------------------
  Sales                                   1,638,062                483,988
  Redemptions                              (171,881)               (81,094)

  Net increase                            1,466,181                402,894
  ------------------------------------------------------------------------------

  * For the period from the start of business, September 25, 1997, to October 31, 1997.


                                   Six Months Ended
                                   April 30, 1998         Period Ended
  Class B                          (Unaudited)            October 31, 1997**
  ------------------------------------------------------------------------------
  Sales                                   2,921,757                887,994
  Redemptions                              (174,165)                (3,705)
  ------------------------------------------------------------------------------
  Net increase                            2,747,592                884,289
  ------------------------------------------------------------------------------

  ** For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.

                                   Six Months Ended
                                   April 30, 1998         Period Ended
  Class C                          (Unaudited)            October 31, 1997***
  ------------------------------------------------------------------------------
  Sales                                     985,097                210,914
  Redemptions                               (97,469)                     -
  ------------------------------------------------------------------------------
  Net increase                              887,628                210,914
  ------------------------------------------------------------------------------

  *** For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.

  6 Distribution and Service Fees
  ------------------------------------------------------------------------------
    The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin accruing for Class A service fees during the quarter ending December 31, 1998.

    The Fund has also adopted distribution plans (Class B and Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the six months ended April 30, 1998, the Fund paid or accrued $80,228 and $22,284, to or payable to EVD, representing 0.75% (annualized) of average daily net assets of Class B and Class C shares, respectively. At April 30, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,596,000 and $633,000 for Class B and Class C shares, respectively.

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


  In addition, Class B and Class C Plans authorize the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Class B expects to begin accruing for its service fees during the quarter ending December 31, 1998. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the six months ended April 30, 1998 in the amount of $7,428 for Class C. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

7 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) may be imposed on certain Class A shares redeemed within 12 months of purchase. A CDSC is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). For Class B shares the CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

  No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $14,000 and $5,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the six months ended April 30, 1998. There was no CDSC paid by shareholders of Class A shares during the six months ended April 30, 1998.

8 Line of Credit
  ------------------------------------------------------------------------------
  The Fund participates with other funds and portfolios managed by EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the banks' Eurodollar rate or federal funds advanced funding rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 1998.

9 Investment Transactions
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $60,169,564 and $13,983,241, respectively, for the six months ended April 30, 1998.

Eaton Vance Tax-Managed Emerging Growth Fund as of April 30, 1998

INVESTMENT MANAGEMENT


Eaton Vance Tax-Managed Emerging Growth Fund


Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance
Tax-Managed Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street,16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123







Eaton Vance
Tax-Managed Emerging Growth Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

[LOGO OF EATON VANCE APPEARS HERE]                   [PHOTO OF PHONE, CALCULATOR
                                                      AND TAX FORM APPEARS HERE]








Annual Report October 31, 1997


[PHOTO OF NYSE FLAG
 AND BUILDING FRONT
   APPEARS HERE]

                            E A T O N   V A N C E

                                  TAX-MANAGED

                                   EMERGING

                                    GROWTH

                                     FUND


                     Global Management-Global Distribution


[PHOTO OF 1099-FORM
AND CALCULATOR TAPE &
CALCULATOR APPEARS HERE]

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF M. DOZIER GARDNER APPEARS HERE]
M. Dozier Gardner, President

I am pleased to welcome shareholders of Eaton Vance Tax-Managed Emerging Growth Fund with this inaugural shareholder report. In the opening month of the Fund's operations, the market climate was unusually volatile. Currency concerns in Asia, combined with already-high valuations, brought about significant market fluctuations. Stock prices of large and small companies in general fell. For example, the S&P 500 Index - an unmanaged index of U.S. common stocks - declined 3.3% during October./1/ As the Fund was in its "start-up" phase during October and making its initial investments, the market's volatility provided an opportunity to initiate new positions at attractive prices.

Investors maintained a strong appetite for equities in 1997...

Investors funneled a record amount of assets into the equity markets during the past year. According to Dow Jones, 45 million households owned equity mutual funds in November, 1997, worth a staggering $2.5 trillion. The massive scale of that investment - aimed at boosting savings, providing for retirement, and funding college education - shows a continuing confidence that equities represent the best way to build wealth for the future.

Emerging growth companies poised to post strong earnings growth...

According to Commerce Department figures, smaller companies have become responsible in recent years for a larger share of our nation's job creation. These emerging growth companies typically enjoy earnings growth rates well above those of the wider market. Because stock prices tend to follow earnings, we believe these companies have the potential to provide above-average, long-term returns.

The Tax-Managed approach seeks to improve investors' after-tax returns...

As impressive as recent personal savings trends are, the fact remains that taxes continue to take a heavy toll on the average investor. Even the most determined savers can see the value of their investments dwindle when faced with taxes on capital gains and dividends. While the Taxpayer Relief Act of 1997 slightly lowered capital gains rates, taxes still pose a challenge for growth-minded investors.

We believe that the combination of focusing on emerging growth companies together with a tax-managed approach is a sound strategy for wealth-building. In the pages that follow, portfolio manager Edward "Jack" Smiley discusses this investment discipline and offers an overview of Eaton Vance Tax-Managed Emerging Growth Portfolio.

                                        Sincerely,

                                        /s/ M. Dozier Gardner

                                        M. Dozier Gardner
                                        President
                                        December 9, 1997

--------------------------------------------------------------------------------
Fund Information
as of October 31, 1997


Performance/2/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
                      Life of Fund *(9/25/97); **(9/29/97)
Class A*                             -2.6%
Class B**                            -2.6
Class C**                            -2.8
--------------------------------------------------------------------------------

SEC Average Annual Total Returns (including applicable sales charge)
--------------------------------------------------------------------------------
                      Life of Fund *(9/25/97);**(9/29/97)
Class A*                             -8.2%
Class B**                            -7.5
Class C**                            -3.8
--------------------------------------------------------------------------------

Ten Largest Holdings/3/
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                         1.5%
Emmis Broadcasting Corp., Cl. A                                          1.5
Baan Co. NV                                                              1.4
Outdoor Systems, Inc.                                                    1.4
Camco International, Inc.                                                1.3
Anadarko Petroleum Corp.                                                 1.3
BMCSoftware, Inc.                                                        1.3
Cambridge Technology Partners, Inc.                                      1.3
Health Management Associates, Inc.                                       1.3
Jacor Communications, Inc.                                               1.3

/1/ It is not possible to invest directly in an average or Index.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return for A shares reflects maximum 5.75% sales charge; for B shares, SEC return reflects applicable contingent deferred sales charge (CDSC) based on the following schedule: 5%- 1st year; 5%-2nd year; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year; for C shares, SEC return reflects applicable 1% CDSC.

/3/ Ten largest holdings account for 13.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

Management Discussion

[PHOTO OF EDWARD SMILEY APPEARS HERE]
Edward Smiley, Portfolio Manager

An interview with Edward Smiley, portfolio manager of Eaton Vance Tax-Managed Emerging Growth Fund.

Q:   Jack, how have you structured the Fund in its initial months of operation?

A: We have pursued a dual strategy for Tax-Managed Emerging Growth Fund. First, as the name implies, this is a growth fund, with an emphasis on small-cap and mid-cap companies that we view as the likely industry leaders of tomorrow. I've targeted a universe of companies that have a revenue base below $1.5 billion, but that demonstrate rapid sales growth. I prefer companies with profit margins in excess of 15% and the ability to post superior earnings growth relative to their industry competitors.

     The other part of our strategy is tax-related. The Fund is pursuing an approach that seeks to limit tax liabilities, including reducing the realization and distribution of capital gains as well as the distribution of income dividends to shareholders. This combination of investing for growth while working to limit tax liabilities can be a useful strategy in a period of economic expansion but continued high taxes.

Q: Could you discuss briefly some of the strategies you're using to reduce tax liabilities?

A: Certainly. First, with respect to capital gains, we take a long-term approach to our investments. Many other growth funds may buy and sell repeatedly over short-term periods and, in so doing, chalk up short-term capital gains. The tax liabilities incurred by such practices tend to dramatically reduce the after-tax returns to shareholders. Put simply, we take a position as investors, not traders.

     By assuming a buy-and-hold outlook, we tend to ignore the short-term blips caused by emotions and one-time events, and focus instead on the growth characteristics of well-positioned companies. In short, we're willing to wait for companies to reach their full potential. This long-term approach sharply reduces portfolio turnover - generally keeping it below 10% annually on stocks with gains - while limiting the distribution of capital gains.

Q: Surely, there are times when you must sell. Do you have a distinct sell discipline?

A: Yes. When sales are necessary, we seek to sell securities that will qualify for capital gains treatment, assuring a more favorable tax


Five Largest Sector Weightings/1/
--------------------------------------------------------------------------------
By total net assets

Information Services            19.4%
Health Services                 10.4%
Oil, Gas Exploration             8.0%
Computer Software                4.2%
Electronics                      4.0%

                            How Taxes Hurt Returns
                Hypothetical Example of a Growth Investment/2/
                               Pre-Tax          Tax          After-Tax
                               Return           Rate          Returns
Dividends & Short-Term Gains    4.0%            39.6%           2.4

Long-Term Gains                 6.0%            20.0%           4.8%
---------------------------------------------------------------------
Unrealized Gains                2.0%             0.0%           2.0%

Total Return/3/                12.0%                            9.2%
---------------------------------------------------------------------

                      23% of Total Return Lost to Taxes!

/1/ Because the Portfolio is actively managed, sector weightings are subject to change.

/2/ Source: Eaton Vance. This chart is for illustrative purposes only and uses the highest applicable federal tax rates. State taxes and taxes due upon redemption are not considered. The chart is not meant to represent or imply returns from any particular mutual fund.

/3/ The hypothetical 12% return is not meant to represent or imply returns from any particular mutual fund.

--------------------------------------------------------------------------------
 Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


     treatment for shareholders. And when we sell appreciated securities, we sell those with the highest cost basis first, once again limiting the extent of our capital gain liabilities.

Q: You also indicated that you seek to limit income distributed to shareholders. What is your strategy in that area?

A: The law dictates that income from securities must be passed along to shareholders and taxed as ordinary income. That can not only create an unwanted tax burden for shareholders, but also can severely complicate tax planning.

     Because the Portfolio focuses solely on emerging small and mid-cap companies, we are largely able to avoid income distributions. Typically, because these companies are in the early stages of growth, they rarely pay dividends. Instead, dividends are reinvested into the business. Many of the companies in our investment universe require continuing investments in technology to maintain competitive advantages and improve productivity. That reinvestment tends to add value over time while limiting the impact of tax-inefficient dividends on shareholders.

Q:   In which industries did you concentrate the Fund's investments?

A: While the Fund is very well diversified across many industry sectors, there are some areas that provide unusual opportunities for smaller, emerging companies. Information services, health services, energy, and computer software constituted the largest sector weightings in the Fund. Smaller companies have managed to carve out highly profitable niches in areas like information and health care. These are service industries in which small companies can offer a high degree of value-added. Elsewhere, computer software has long been a sector in which entrepreneurship has thrived. And in the energy area, energy service and supply companies as well as selected, smaller exploration companies have managed to do well in a period of weak oil prices.

Q:   Could you discuss some of the Fund's holdings in these sectors?

A: Yes. Software is a rapidly growing sector, with many opportunities among emerging companies. Two of the Fund's largest holdings are PeopleSoft, Inc. and Baan Co., NV. Both of these companies operate in a software niche called enterprise resource planning (ERP). ERP links the diverse parts of an enterprise to a common technology platform. That has become increasingly necessary in recent years as different departments within companies have begun using a wider array of technology equipment. In using this ERP software, a company can integrate the various components of its business: in effect, making certain that manufacturing, human resources, vendors, inventory, and finance are all talking to one another with respect to a given project.

Q:   What are some other major areas?

A: Another interesting theme has been among media companies, including radio broadcasting companies such as Emmis Broadcasting Corp., Jacor Communications, Inc. and A.H. Belo, Corp. Radio has become a much more attractive outlet for advertisers in recent years. While television advertising rates have skyrocketed and audiences have become increasingly fragmented by the addition of cable offerings, radio rates remain affordable.

     In addition, following a wave of mergers in recent years, major radio companies can offer advertisers a wider audience. While it falls short of television's pull-through capabilities, radio represents a cost-effective marketing tool for many companies. Another media holding, Outdoor Systems, produces outdoor advertising that can be very effectively teamed with radio campaigns.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: Health care has also been another large concentration. What have you focused on there?

A: We have exposure to a number of health care trends, including the graying of America and the growing biotech industry. In the continuing care area, the Fund has an investment in Sunrise Assisted Living, Inc. The company is a developer of projects nationwide that provide housing and assisted living facilities for elderly citizens. Many seniors are able to live independently but may require modest, periodic medical attention. These facilities have become increasingly popular as a housing and health care alternative for an aging population.

     In the biotech sector, the Fund owns Genzyme Corp. Genzyme has been a leader in several forms of gene therapy treatment, including that for Gaucher disease, a debilitating disorder caused by defective genes.

Q: Does the smaller size of the companies in your universe represent a competitive advantage in some instances?

A: Yes. Because of their size and versatility, smaller, emerging companies can sometimes fill a market niche or adapt to changing industry trends more quickly than larger companies. For example, Strayer Education, Inc. and Sylvan Learning Systems, Inc. are two companies that have taken advantage of a changing educational environment. Strayer operates schools in the Washington, D.C. area, with a focus on technical fields such as computer programming. Students emerge from Strayer with associate degrees, better prepared for the job market.

     In another educational niche, Sylvan Learning Systems, Inc. provides supplemental and remedial educational services in addition to administering professional tests. Like Strayer, Sylvan has identified an area of the educational market where it can provide much needed services, and has been able to add incrementally over time to the breadth and quality of those services. Both of these companies have benefited from the ability to respond quickly to changes within a fairly large industry.

Q:   Jack, what is your outlook for the coming year?

A: In my view, with a likely investment climate of continued moderate growth and low inflation, the outlook for emerging growth companies appears good. Given the outperformance of the large-cap, blue chip stocks in recent years, a good case can be made that smaller companies have some catching-up to do. Interestingly, that is true not only of traditional growth areas like technology and biotech, but of a wide range of industries across the economy.

     With our bottom-up, company-by-company approach, we continue to look for those companies that we believe will be the leaders of tomorrow. Together with our tax-managed strategies, we believe that the Fund is well-positioned to provide excellent after-tax returns to shareholders.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 25, 1997 through Oct. 31, 1997


       Date            Fund/NAV            Fund/Off Pr        S&P 500
--------------------------------------------------------------------------------
      3/31/96           $10,000               $9,422          $10,000
      4/30/96           $10,282               $9,687          $10,134
      5/31/96           $10,503               $9,896          $10,366
      6/30/96           $10,543               $9,934          $10,448
      7/31/96           $10,050               $9,469           $9,970
      8/31/96           $10,342               $9,744          $10,157
      9/30/96           $10,956              $10,322          $10,768
     10/31/96           $11,237              $10,588          $11,050
     11/30/96           $12,042              $11,346          $11,860
     12/31/96           $11,831              $11,147          $11,665
      1/31/97           $12,525              $11,801          $12,380
      2/28/97           $12,435              $11,716          $12,453
      3/31/97           $12,052              $11,355          $11,979
      4/30/97           $12,676              $11,943          $12,679
      5/31/97           $13,471              $12,692          $13,422
      6/30/97           $14,090              $13,275          $14,066
      7/31/97           $15,227              $14,346          $15,165
      8/31/97           $14,583              $13,739          $14,294
      9/30/97           $15,378              $14,489          $15,118
     10/31/97           $14,816              $13,959          $14,597

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 29, 1997, through Oct. 31, 1997

       Date            Fund/NAV            Fund/Off Pr        S&P 500
--------------------------------------------------------------------------------
      3/31/96           $10,000              $14,138          $10,000
      4/30/96           $10,272              $14,138          $10,134
      5/31/96           $10,503              $14,138          $10,366
      6/30/96           $10,543              $14,138          $10,448
      7/31/96           $10,040              $14,138           $9,970
      8/31/96           $10,332              $14,138          $10,157
      9/30/96           $10,936              $14,138          $10,768
     10/31/96           $11,217              $14,138          $11,050
     11/30/96           $12,002              $14,138          $11,860
     12/31/96           $11,781              $14,138          $11,665
      1/31/97           $12,465              $14,138          $12,380
      2/28/97           $12,374              $14,138          $12,453
      3/31/97           $11,992              $14,138          $11,979
      4/30/97           $12,596              $14,138          $12,679
      5/31/97           $13,360              $14,138          $13,422
      6/30/97           $13,954              $14,138          $14,066
      7/31/97           $15,060              $14,138          $15,165
      8/31/97           $14,416              $14,138          $14,294
      9/30/97           $15,191              $14,138          $15,118
     10/31/97           $14,638              $14,138          $14,597

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 29, 1997, through Oct. 31, 1997

        Date            Fund/NAV             S&P 500
--------------------------------------------------------------

      8/31/96           $10,000             $10,000
      9/30/96           $10,584             $10,602
     10/31/96           $10,856             $10,878
     11/30/96           $11,621             $11,677
     12/31/96           $11,390             $11,484
      1/31/97           $12,044             $12,188
      2/28/97           $11,954             $12,260
      3/31/97           $11,571             $11,794
      4/30/97           $12,165             $12,483
      5/31/97           $12,920             $13,214
      6/30/97           $13,494             $13,848
      7/31/97           $14,562             $14,930
      8/31/97           $13,927             $14,073
      9/30/97           $14,673             $14,884
     10/31/97           $14,129             $14,371


Performance+
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
                    Life of Fund (Class A: 9/25/97);(Classes B- and C: 9/29/97)

Class A                                    -2.6%
Class B                                    -2.6
Class C                                    -2.8



SEC Average Annual Total Returns (including applicable sales charge)
--------------------------------------------------------------------------------
                    Life of Fund (Class A: 9/25/97);(Classes B- and C: 9/29/97)

Class A                                    -8.2%
Class B                                    -7.5
Class C                                    -3.8
--------------------------------------------------------------------------------

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 9/25/97 for Class A shares, and on 9/29/97 for Class B and Class C shares. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the S&P 500 Stock Index, a broad-based, unmanaged market index of common stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** For Class A, this figure represents the Fund's performance including the Fund's maximum 5.75% sales charge. For Class B and Class C, this figure represents the Fund's performance including the Fund's applicable contingent deferred sales charge (CDSC).

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charges.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks-- 93.3%


Security                                              Shares          Value
--------------------------------------------------------------------------------

Advertising -- 1.9%
--------------------------------------------------------------------------------
Catalina Marketing Corp.*                              1,800          $   82,238
Outdoor Systems, Inc.*                                 6,400             196,800
--------------------------------------------------------------------------------
                                                                      $  279,038
--------------------------------------------------------------------------------

Banks - Regional -- 1.7%
--------------------------------------------------------------------------------
Colonial Bancgroup, Inc.                               4,400          $  130,625
Sovereign Bancorp, Inc.                                6,800             120,700
--------------------------------------------------------------------------------
                                                                      $  251,325
--------------------------------------------------------------------------------

Banks and Money Services -- 0.9%
--------------------------------------------------------------------------------
Bank United Corp., Class A                             3,000          $  126,000
--------------------------------------------------------------------------------
                                                                      $  126,000
--------------------------------------------------------------------------------

Broadcasting and Cable -- 3.6%
--------------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A*                     4,800          $  212,400
Jacor Communications, Inc.*                            4,400             184,250
Sinclair Broadcast Group, Class A*                     3,500             127,750
--------------------------------------------------------------------------------
                                                                      $  524,400
--------------------------------------------------------------------------------

Building Materials -- 1.1%
--------------------------------------------------------------------------------
Texas Industries, Inc.                                 3,300          $  156,544
--------------------------------------------------------------------------------
                                                                      $  156,544
--------------------------------------------------------------------------------

Business Products and Services -- 2.2%
--------------------------------------------------------------------------------
CN Maximus, Inc.*                                      1,900          $   53,200
Gartner Group, Inc.-Class A*                           4,400             124,300
Personnel Group of America, Inc.*                      4,100             142,219
--------------------------------------------------------------------------------
                                                                      $  319,719
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 3.3%
--------------------------------------------------------------------------------
Agouron Pharmaceuticals, Inc.*                          1,000         $   45,625
Human Genome Sciences, Inc.*                            1,800             73,800
Learning Tree International*                            3,700            128,575
Medicis Pharmaceutical, Inc.-Class A*                   1,400             67,375
Sylvan Learning Systems, Inc.*                          4,000            168,500
--------------------------------------------------------------------------------
                                                                      $  483,875
--------------------------------------------------------------------------------

Communications Equipment -- 3.1%
--------------------------------------------------------------------------------
Comverse Technology, Inc.*                              4,200         $  173,250
Davox Corp.*                                            4,900            175,175
ECI Telecommunications*                                 3,600             99,450
--------------------------------------------------------------------------------
                                                                      $  447,875
--------------------------------------------------------------------------------

Communications Services -- 0.8%
--------------------------------------------------------------------------------
Nextel Communications, Inc.*                            3,300         $   86,625
Transition Systems, Inc.*                               1,600             32,400
--------------------------------------------------------------------------------
                                                                      $  119,025
--------------------------------------------------------------------------------

Computer Software -- 4.2%
--------------------------------------------------------------------------------
BMC Software, Inc.*                                     3,200         $  193,200
HNC Software, Inc.*                                     2,750            101,750
PeopleSoft, Inc.*                                       3,500            219,504
Security Dynamics Technology, Inc.*                     3,100            105,013
--------------------------------------------------------------------------------
                                                                      $  619,467
--------------------------------------------------------------------------------

Consumer Services -- 0.5%
--------------------------------------------------------------------------------
Strayer Education, Inc.                                 1,600         $   76,400
--------------------------------------------------------------------------------
                                                                          76,400
--------------------------------------------------------------------------------

Drugs -- 5.0%
--------------------------------------------------------------------------------
Curative Health Services, Inc.*                         3,200         $   96,400
Elan Corp., PLC ADR*                                    3,400            169,575
Genzyme Corp.*                                          7,100             61,238
Genzyme Corp. Class A*                                  5,000            136,875
Parexel International Corp.                             3,700            133,663
Quintiles Transnational Corp.                           1,400            101,500
Vertex Pharmaceuticals, Inc.*                           1,100             32,450
--------------------------------------------------------------------------------
                                                                      $  731,701
--------------------------------------------------------------------------------

Electrical Equipment -- 1.2%
--------------------------------------------------------------------------------
Level One Communications, Inc.*                         4,000         $  180,000
--------------------------------------------------------------------------------
                                                                      $  180,000
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                              Shares            Value
--------------------------------------------------------------------------------

Electronics - Instruments -- 4.0%
--------------------------------------------------------------------------------
Altera Corp.*                                          3,250          $  144,219
Microchip Technology, Inc.*                            3,600             143,550
Sanmina Corp.*                                         1,900             142,025
Vitesse Semiconductor Corp.                            3,500             151,813
--------------------------------------------------------------------------------
                                                                      $  581,607
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.2%
--------------------------------------------------------------------------------
Linear Technology Corp.                                2,700          $  169,763
--------------------------------------------------------------------------------
                                                                      $  169,763
--------------------------------------------------------------------------------

Entertainment -- 1.2%
--------------------------------------------------------------------------------
MGM Grand, Inc.*                                       4,000          $  175,500
--------------------------------------------------------------------------------
                                                                      $  175,500
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
Capital One Financial Corp.                            2,200          $  100,375
--------------------------------------------------------------------------------
                                                                      $  100,375
--------------------------------------------------------------------------------

Health Services -- 10.4%
--------------------------------------------------------------------------------
American Retirement Corp.*                             6,900          $  134,119
Bioreliance Corp.*                                     3,500              77,875
Concentra Managed Care, Inc.*                          5,000             163,125
Express Scripts, Inc., Class A*                        3,000             169,125
Health Management Associates, Inc. Class A*            7,600             185,250
MiniMed, Inc.*                                         2,400              93,600
National Surgery Centers, Inc.*                        6,900             172,500
Omnicare, Inc.                                         3,200              89,000
Pediatrix Medical Group, Inc.*                         2,400             101,400
PhyCor, Inc.*                                          1,900              43,819
Renal Care Group, Inc.                                 3,600             120,600
Sunrise Assisted Living, Inc.*                         4,300             159,638
--------------------------------------------------------------------------------
                                                                      $1,510,051
--------------------------------------------------------------------------------

Information Services -- 19.4%
--------------------------------------------------------------------------------
Acxiom Corp.*                                          6,700          $  110,131
Affiliated Computer Services, Inc. Class A*            7,300             183,413
Aspect Development, Inc.*                              2,650             123,888
Aspen Technologies, Inc.*                              3,500             131,688
Baan Co. NV*                                           3,000             210,375
Cambridge Technology Partners, Inc.*                   5,100             186,150
CCC Information Services Group*                        5,500             102,438
Documentum, Inc.*                                      1,700              50,788
FIserv, Inc.*                                          3,800             170,050
Harbinger, Corp.*                                      1,300          $   38,675
IDX Systems Corp.*                                     4,500             151,875
J.D. Edwards, Inc.*                                    3,400             115,600
Manugistics Group, Inc.*                               3,500             124,688
National Data Corp.                                    3,800             140,363
Netscape Communications Corp.*                         1,700              55,888
Nova Corp.*                                            6,000             161,250
Paychex, Inc.                                          4,800             183,000
Pegasystems, Inc.*                                     4,200              76,650
SunGard Data Systems, Inc.                             6,800             160,650
Symantec*                                              4,800             105,000
Vantive Corp.*                                         4,700             118,675
Veritas Software Corp.                                 3,000             124,875
--------------------------------------------------------------------------------
                                                                      $2,826,110
--------------------------------------------------------------------------------

Insurance -- 2.9%
--------------------------------------------------------------------------------
Frontier Insurance Group, Inc.                         2,800          $   94,325
HCC Insurance Holdings, Inc.                           3,700              86,488
Mercury General Corp.                                  2,700             114,581
Mutual Risk Management Ltd.                            5,000             129,688
--------------------------------------------------------------------------------
                                                                      $  425,082
--------------------------------------------------------------------------------

Investment Services -- 3.1%
--------------------------------------------------------------------------------
Centura Banks, Inc.                                    3,000            $173,625
Crescent Real Estate Equitable Co.                     1,300              46,800
PMI Group, Inc.                                        1,900             114,831
The Money Store, Inc.                                  4,300             122,013
--------------------------------------------------------------------------------
                                                                        $457,269
--------------------------------------------------------------------------------

Machinery -- 2.9%
--------------------------------------------------------------------------------
Camco International, Inc.                              2,700            $195,075
Ionics, Inc.*                                          2,200              84,288
Varco International, Inc.*                             2,300             140,156
--------------------------------------------------------------------------------
                                                                        $419,519
--------------------------------------------------------------------------------

Medical Products -- 2.8%
--------------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.*                     700            $ 37,188
Guidant Corp.                                          2,800             161,000
Heartstream, Inc.*                                     1,850              19,194
Invacare Corp.                                         2,700              62,100
Sofamor Danek Group, Inc.*                             1,900             130,863
--------------------------------------------------------------------------------
                                                                        $410,345
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D





Security                                              Shares          Value
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 8.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.*                              2,650         $   194,113
Apache Corp.*                                          4,200             176,400
Cross Timbers Oil Co.                                  4,900             130,769
Devon Energy Corp.                                     3,300             147,675
Louis Dreyfus Natural Gas*                             6,640             146,910
Newfield Exploration Co.*                              4,700             127,488
Triton Energy Ltd.*                                    3,800             148,675
Vintage Petroleum, Inc.                                4,100              93,788
--------------------------------------------------------------------------------
                                                                     $ 1,165,818
--------------------------------------------------------------------------------

Publishing -- 1.2%
--------------------------------------------------------------------------------
A.H. Belo Corp.*                                       3,200         $   151,200
CMP Media Inc., Class A*                               1,250              23,125
--------------------------------------------------------------------------------
                                                                     $   174,325
--------------------------------------------------------------------------------

Retail - Food and Drug -- 1.0%
--------------------------------------------------------------------------------
Papa John's International, Inc.*                       4,200         $   124,163
Starbucks Corp.*                                         800              26,400
--------------------------------------------------------------------------------
                                                                     $   150,563
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.5%
--------------------------------------------------------------------------------
Bed Bath and Beyond, Inc.*                             5,400         $   171,450
Polo Ralph Lauren Corp., Class A*                      3,250              84,500
The Mens Wearhouse, Inc.*                              2,700             104,625
--------------------------------------------------------------------------------
                                                                     $   360,575
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 0.0%
--------------------------------------------------------------------------------
Millipore Corp.                                          100         $     3,913
--------------------------------------------------------------------------------
                                                                     $     3,913
--------------------------------------------------------------------------------

Telephone Utilities -- 1.5%
--------------------------------------------------------------------------------
ACC Corp.*                                             3,000         $   118,875
Pacific Gateway Exchange, Inc.*                        2,600              99,450
--------------------------------------------------------------------------------
                                                                     $   218,325
--------------------------------------------------------------------------------

Transportation -- 1.0%
--------------------------------------------------------------------------------
Comair Holdings, Inc.                                  4,000         $   147,000
--------------------------------------------------------------------------------
                                                                     $   147,000
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $14,065,252)                                    $13,611,509
--------------------------------------------------------------------------------

Mortgage Pass-Throughs -- 23.9%



                                           Face Amount
Security                                   (000 omitted)     Value
--------------------------------------------------------------------------------

Federal Home Loan Bank, 5.63%, 11/3/97     $3,488            $ 3,486,909
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
    (identified cost $3,486,909)                             $ 3,486,909
--------------------------------------------------------------------------------

Total Investments -- 117.2%
    (identified cost $17,552,161)                            $17,098,418
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (17.2)%                     (2,510,362)
--------------------------------------------------------------------------------


Net Assets -- 100.0%                                         $14,588,056
--------------------------------------------------------------------------------

*   Non-income producing security.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities



As of October 31, 1997
Assets
--------------------------------------------------------------------------------

Investments at value (Note 1A), (identified cost, $17,552,161)     $ 17,098,418
Cash                                                                         20
Receivable for investments sold                                          51,498
Receivable for Fund shares sold                                         701,285
Dividends and interest receivable                                         2,751
Deferred organization expense (Note 1D)                                   9,893
--------------------------------------------------------------------------------
Total assets                                                       $ 17,863,865
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                  $  1,964,525
Payable for Fund shares redeemed                                      1,285,155
Payable to affiliate for shareholder services (Note 6)                      154
Accrued expenses                                                         25,975
--------------------------------------------------------------------------------
Total liabilities                                                  $  3,275,809
--------------------------------------------------------------------------------
Net Assets                                                         $ 14,588,056
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $ 15,107,113
Accumulated net realized loss on investments
    (computed on the basis of identified cost)                          (73,463)
Accumulated undistributed net investment income                           8,149
Net unrealized depreciation of investments (computed
    on the basis of identified cost)                                   (453,743)
--------------------------------------------------------------------------------
Total                                                              $ 14,588,056
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
--------------------------------------------------------------------------------
Class A Shares
    Net Asset Value per share (Note 5)
    ($3,924,653 / 402,894 Participating shares
    outstanding)                                                   $       9.74
--------------------------------------------------------------------------------
Class B Shares
    Net Asset Value per share (Notes 5 and 7)
    ($8,612,619 / 884,289 Participating shares
    outstanding)                                                   $       9.74
--------------------------------------------------------------------------------
Class C Shares
    Net Asset Value per share (Notes 5 and 7)
    ($2,050,784 / 210,914 Participating shares
    outstanding)                                                   $       9.72
--------------------------------------------------------------------------------

Computation of Offering Price
--------------------------------------------------------------------------------
Class A Shares
    Offering Price per share (100 / 94.25 of $9.74)                $      10.33
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.



Statement of Operations

For the Period Ended
October 31, 1997 *
Investment Income (Note 1G)
--------------------------------------------------------------------------------

Dividend income                                                    $      2,286
Interest income                                                          13,098
--------------------------------------------------------------------------------
Total income                                                       $     15,384
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment Adviser fee (Note 3)                                    $      3,602
Distribution and service fees (Note 6)
    Class B                                                               2,603
    Class C                                                                 615
Printing and postage                                                        255
Amortization of organization expenses (Note 1D)                             107
Legal and accounting services                                                43
Miscellaneous                                                                10
--------------------------------------------------------------------------------
Total expenses                                                     $      7,235
--------------------------------------------------------------------------------

Net investment income                                              $      8,149
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $    (73,463)
--------------------------------------------------------------------------------
Net realized loss on investments                                   $    (73,463)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                        $   (453,743)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                 $   (453,743)
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                    $   (527,206)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                         $   (519,057)
--------------------------------------------------------------------------------

* For the period from the start of business, September 25, 1997, to October 31, 1997.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets




Increase (Decrease)                                        For the Period Ended
in Net Assets                                              October 31, 1997 *
--------------------------------------------------------------------------------

 From operations --
    Net investment income                                          $      8,149
    Net realized loss on investments                                    (73,463)
    Net change in unrealized appreciation
        (depreciation)
        of investments                                                 (453,743)
--------------------------------------------------------------------------------
Net decrease in net assets from operations                         $   (519,057)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 5) --
    Proceeds from sale of shares
        Class A                                                    $  4,869,539
        Class B                                                       8,974,780
        Class C                                                       2,116,676
    Cost of shares redeemed
        Class A                                                        (816,967)
        Class B                                                         (36,915)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                                             $ 15,107,113
--------------------------------------------------------------------------------

Net increase in net assets                                         $ 14,588,056
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                             $       --
--------------------------------------------------------------------------------
At end of period                                                   $ 14,588,056
--------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of period                                                   $      8,149
--------------------------------------------------------------------------------


* For the period from the start of business, September 25, 1997, to October 31, 1997.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Period Ended October 31, 1997
                                                                        ------------------------------------------------------------
                                                                         Class A*          Class B**           Class C**
------------------------------------------------------------------------------------------------------------------------------------

Net asset value --  Beginning of period                                  $ 10.000            $10.000            $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    $  0.008            $ 0.005            $ 0.003
Net realized and unrealized loss on investments                            (0.268)            (0.265)            (0.283)
------------------------------------------------------------------------------------------------------------------------------------
Net loss from operations                                                 $ (0.260)           $(0.260)            (0.280)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                         $  9.740            $ 9.740            $ 9.720
------------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                                                             (2.60)%            (2.60)%            (2.80)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                           7.00%              7.00%              7.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate(2)                                               $ 0.0600            $0.0600            $0.0600
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                  $  3,925            $ 8,613            $ 2,051
Ratio of net expenses to average daily net assets                            0.63%+             1.37%+             1.56%+
Ratio of net investment income to average daily net assets                   1.83%+             1.13%+             0.90%+
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
* For the period from the start of business, September 25, 1997, to October 31, 1997.
** For the period from the commencement of offerings of Class B and Class C shares, September 29, 1997, to October 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS



1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund, which is a series of Eaton Vance Mutual Fund Trust (the Trust), seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Fund. The Fund has three classes of shares. Class A shares are sold at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $56,332 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005.

    C Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

    G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income and (b) at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years). Income dividends are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the ex-date.

    The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of the average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the period ended October 31, 1997 the fee amounted to $3,602. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1997, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers and directors/trustees of EVM.

4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1997, as computed on a federal income tax basis, are as follows:


    Aggregate cost                                                 $ 17,552,161
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                  $    186,304

    Gross unrealized depreciation                                      (640,047)
    ----------------------------------------------------------------------------

    Net unrealized depreciation                                    $   (453,743)
    ----------------------------------------------------------------------------

5   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


    Class A                                      Period Ended October 31, 1997 *
    ----------------------------------------------------------------------------

    Sales                                                               483,988

    Redemptions                                                         (81,094)
    ----------------------------------------------------------------------------

    Net increase                                                        402,894
    ----------------------------------------------------------------------------

    * For the period from the start of business, September 25, 1997, to October 31, 1997.



    Class B                                     Period Ended October 31, 1997 **
    ----------------------------------------------------------------------------

    Sales                                                               887,994

    Redemptions                                                          (3,705)
    ----------------------------------------------------------------------------

    Net increase                                                        884,289
    ----------------------------------------------------------------------------


    ** For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    Class C                                    Period Ended October 31, 1997 ***
    ----------------------------------------------------------------------------

    Sales                                                                210,914

    Redemptions                                                               --
    ----------------------------------------------------------------------------

    Net increase                                                         210,914
    ----------------------------------------------------------------------------


    ***For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.

6   Distribution and Service Fees
    ----------------------------------------------------------------------------
    The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin accruing for Class A service fees during the quarter ending December 31, 1998.

    The Fund has also adopted distribution plans (Class B and Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by each respective class.

    The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the period ended October 31, 1997, the Fund paid or accrued $2,603 and $461, to or payable to EVD representing 0.75% (annualized) of average daily net assets of Class B and Class C shares, respectively. At October 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $415,000 and $122,000 for Class B and Class C shares, respectively.

    In addition, Class B and Class C Plans authorize the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Class B expects to begin accruing for its service fees during the quarter ending December 31, 1998. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the period ended October 31, 1997 in the amount of $154 for Class C. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

7   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) may be imposed on certain Class A shares redeemed within 12 months of purchase. A CDSC is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends. Class A

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). For Class B the CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

    No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $400 of CDSC paid by shareholders of Class B shares during the period ended October 31, 1997. There was no CDSC paid by shareholders of Class A and Class C shares during the period ended October 31, 1997.

8   Line of Credit
    ----------------------------------------------------------------------------
    The Fund participates with other funds and portfolios managed by EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the banks' Eurodollar rate or federal funds advanced funding rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period ended October 31, 1997.

9   Investment Transactions
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than short-term obligations, aggregated $14,500,040 and $360,762, respectively, for the period ended October 31, 1997.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Eaton Vance Tax-Managed
Emerging Growth Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) as of October 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, September 25, 1997, to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, September 25, 1997, to October 31, 1997 in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  December 5, 1997

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

INVESTMENT MANAGEMENT



Eaton Vance Tax-Managed Emerging Growth Fund



Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance
Tax-Managed Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street,16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



Eaton Vance
Tax-Managed Emerging Growth Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     MGSRC-12/97

Eaton Vance Worldwide Developing Resources Fund as of August 31, 1998 FINANCIAL STATEMENTS
Statement of Assets and Liabilities

As of August 31, 1998
Assets
------------------------------------------------------
Investment in Worldwide Developing
   Resources Portfolio, at value           $ 6,307,362
   (identified cost,                        17,688,642)
Receivable for Fund shares sold                 10,922
Receivable from Distributor                     34,100
Deferred organization expenses                  20,406
Other assets                                       105
------------------------------------------------------
Total assets                               $ 6,372,895
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for Fund shares redeemed           $    43,343
Other accrued expenses                          56,641
------------------------------------------------------
Total liabilities                          $    99,984
------------------------------------------------------
Net Assets                                 $ 6,272,911
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                            $18,135,420
Accumulated net realized loss from
   Portfolio (computed on
   the basis of identified cost)              (480,007)
Accumulated net investment loss                 (1,222)
Net unrealized depreciation from
   Portfolio (computed on
   the basis of identified cost)           (11,381,290)
------------------------------------------------------
Total                                      $ 6,272,911
------------------------------------------------------

Class A Shares
-------------------------------------------------------
Net Assets                                 $   337,515
Shares Outstanding                              92,018
Net Asset Value and Redemption Price
   Per Share (net assets / shares of
   beneficial interest outstanding)        $      3.67
Maximum Offering Price Per Share
   (100 / 94.25 of $3.67)                  $      3.89
------------------------------------------------------

Class B Shares
------------------------------------------------------
Net Assets                                 $ 5,935,396
Shares Outstanding                             984,316
Net Asset Value, Offering Price and
   Redemption Price Per Share
   (net assets / shares of beneficial      $      6.03
   interest outstanding)                   $      6.03
------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
August 31, 1998

Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $1,445)         $     18,644
Interest allocated from Portfolio               14,260
Expenses allocated from Portfolio             (224,433)
------------------------------------------------------
Net investment loss from Portfolio        $   (191,529)
------------------------------------------------------

Expenses
------------------------------------------------------
Distribution and Service fees
   Class A                                $         88
   Class B                                     135,090
Transfer and dividend disbursing agent
   fees                                         36,180
Registration fees                               25,864
Printing and postage                            15,281
Legal and accounting services                   14,763
Custodian fee                                   11,113
Amortization of organization expenses            8,724
Miscellaneous                                    9,223
------------------------------------------------------
Total expenses                            $    256,326
------------------------------------------------------
Deduct --
   Allocation of expenses to the
      Distributor                         $     34,100
------------------------------------------------------
Total expense reductions                  $     34,100
------------------------------------------------------

Net expenses                              $    222,226
------------------------------------------------------

Net investment loss                       $   (413,755)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   (451,902)
   Foreign currency transactions                (1,260)
------------------------------------------------------
Net realized loss                         $   (453,162)
------------------------------------------------------
Change in unrealized appreciation
  (depreciation) --
   Investments                            $(10,831,401)
   Foreign currency                                (14)
------------------------------------------------------
Net change in unrealized appreciation
   (depreciation)                         $(10,831,415)
------------------------------------------------------

Net realized and unrealized loss          $(11,284,577)
------------------------------------------------------

Net decrease in net assets from
   operations                             $(11,698,332)
------------------------------------------------------

Eaton Vance Worldwide Developing Resources Fund as of August 31, 1998 FINANCIAL STATEMENTS CONT'D
Statements of Changes in Net Assets

Increase (Decrease)                    Year Ended                Year Ended
in Net Assets                          August 31, 1998           August 31, 1997
--------------------------------------------------------------------------------

From operations --
   Net investment loss                 $   (413,755)             $   (497,332)
   Net realized gain (loss)                (453,162)                1,029,394
   Net change in unrealized
     appreciation (depreciation)        (10,831,415)                (5,411,34)
--------------------------------------------------------------------------------
Net decrease in net assets
   from operations                     $(11,698,332)             $ (4,879,283)
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain Class B      $       --                $ (4,169,529)
--------------------------------------------------------------------------------
Total distributions to shareholders    $       --                $ (4,169,529)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest --
  Proceeds from sale of shares
      Class A                          $    602,271              $      --
      Class B                             3,221,071                22,007,503
   Issued in reorganization of
     EV Traditional Worldwide
      Developing Resources Fund
      Class A                               355,723                     --
   Net asset value of shares issued
      to shareholders in payment of
      distributions declared
      Class A                                 2,711                     --
      Class B                               569,625                 2,940,572
   Cost of shares redeemed
      Class A                              (249,415)                    --
      Class B                             (9,195,23)              (13,363,551)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets
   from Fund share transactions        $ (4,693,251)             $ 11,584,524
--------------------------------------------------------------------------------


Net increase (decrease) in net assets  $(16,391,583)             $  2,535,712
------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                   $ 22,664,494              $ 20,128,782
--------------------------------------------------------------------------------
At end of year                         $  6,272,911              $ 22,664,494
--------------------------------------------------------------------------------

Accumulated net investment loss
included in net assets
--------------------------------------------------------------------------------
At end of year                         $     (1,222)             $     (1,708)
--------------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Worldwide Developing Resources Fund as of August 31, 1998 FINANCIAL STATEMENTS CONT'D
Financial Highlights

                                                                             Year Ended
                                       ----------------------------------------------------------------------------------
                                                                      August 31,                         September 30,
                                       ------------------------------------------------------------   -------------------
                                                  1998             1997       1996      1995(1)(2)     1994        1993
--------------------------------------------------------------------------------------------------------------------------
                                           Class A    Class B     Class B     Class B     Class B     Class B     Class B
--------------------------------------------------------------------------------------------------------------------------
Net asset value--  beginning of year       $ 9.430    $15.570     $21.580     $16.420     $14.890     $13.240     $11.850
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment loss                         $(0.06)    $(0.41)    $(0.248)    $(0.261)    $(0.100)    $(0.050)    $(0.090)
Net realized and unrealized gain (loss)     (5.696)    (9.125)     (2.427)      6.371       1.630       2.650       1.480
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations         $(5.76)    $(9.54)    $(2.675)    $ 6.110     $ 1.530     $ 2.600     $ 1.390
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment loss            $  --     $   --      $   --      $   --      $   --      $(0.020)    $   --
From net realized gain                         --         --       (3.335)     (0.950)        --          --          --
In excess of net realized gain                 --         --          --          --          --       (0.930)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                         $  --     $   --      $(3.335)    $(0.950)    $   --      $(0.950)    $   --
--------------------------------------------------------------------------------------------------------------------------
Net asset value-- end of year               $3.670     $6.030     $15.570     $21.580     $16.420     $14.890     $13.240
--------------------------------------------------------------------------------------------------------------------------
Total Return (3)                          (61.08)%   (61.27)%    (14.49)%      39.69%      10.28%      20.47%      11.73%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data  +
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                                 $  338     $5,935     $22,664     $20,129     $15,259     $13,055     $ 5,792
Ratios (As a percentage of average
   daily net assets):
   Net expenses (4)(5)                       1.89%      2.98%       2.44%       2.49%       2.43%(6)    2.64%       3.15%
   Net expenses after custodian
      fee reduction (4)                      1.89%      2.98%       2.40%       2.47%         --          --          --
   Net investment loss                     (1.70)%    (2.76)%     (1.92)%     (1.60)%     (0.74)%(6)  (0.96)%     (0.92)%
Portfolio turnover (7)                         --         --          --          86%         49%         17%         57%
--------------------------------------------------------------------------------------------------------------------------
  + The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Distributor, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses (4)                              2.11%      3.20%         --          --          --          --        3.90%
   Net investment loss (4)                 (1.92)%    (2.98)%         --          --          --          --      (1.67)%
Net investment loss per share               $(0.07)    $(0.45)        --          --          --          --      $(0.210)
--------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the eleven months ended August 31, 1995.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(6) Annualized.
(7) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

Eaton Vance Worldwide Developing Resources Fund as of August 31, 1998 NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
--------------------------------------------------------------------------------
   Eaton Vance Worldwide Developing Resources Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. On April 10, 1997, the Fund transferred substantially all of its investable assets to the Worldwide Developing Resources Portfolio (the Portfolio). The Fund offers two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (73.8% at August 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   G Other -- Investment transactions are accounted for on a trade date basis. Gain or loss on the sale of investments is determined on the identified cost basis.

2  Distributions to Shareholders
--------------------------------------------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

3  Shares of Beneficial Interest
--------------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes.
   Transactions in Fund shares were as follow:

                                          Year Ended              Year Ended
                                          August 31, 1998       August 31, 1997
                                       -----------------------------------------
                                       Class A       Class B        Class B
   -----------------------------------------------------------------------------
    Shares sold                        84,938        257,618       1,108,712
    Shares issued to shareholders
     in reinvestment of distributions     287         36,656         154,604

    Shares redeemed                   (30,936)      (765,838)       (740,328)

    Issued to EV Traditional
     Worldwide Developing
     Resources Fund
     shareholders                      37,729            --              --
   -----------------------------------------------------------------------------
    Net increase
    (decrease)                         92,018       (471,564)        522,988
   -----------------------------------------------------------------------------

4 Transactions with Affiliates
--------------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $2,535 as its portion of the sales charge on sales of Class A shares of the Fund for the year ended August 31, 1998.

   Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations.

5 Distribution Plans
--------------------------------------------------------------------------------
   The Fund has adopted distribution plans (Class A Plan, Class B Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's Class B daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $111,132 for the year ended August 31, 1998, representing 0.75% of average daily net assets attributable to Class B shares. At August 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $685,000.

   In addition, the Plans authorize the Fund to make monthly payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum, of the Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1998 amounted to $88 and $23,958 for Class A and Class B shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 1998, EVD received approximately $130,000 of CDSC paid by shareholders.

7 Investment Transactions
--------------------------------------------------------------------------------
   For the year ended August 31, 1998, increases and decreases of the Fund's investment in the Portfolio aggregated $4,039,598 and $9,857,014, respectively.

8 Transfer of Net Assets
--------------------------------------------------------------------------------
   On September 1, 1997, EV Marathon Worldwide Developing Resources Fund acquired the net assets of EV Traditional Worldwide Developing Resources Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund at the closing, issued 37,729 Class A shares with an aggregate value of $355,723 (including unrealized depreciation of $3,670) and a net asset value per share of $9.43. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. Directly after the merger, the combined net assets of the Fund were $23,020,217, with net asset values of $9.43 and $15.57 for Class A shares and Class B shares, respectively.

9 Name Change
--------------------------------------------------------------------------------
   Effective September 1, 1997, EV Marathon Worldwide Developing Resources Fund changed its name to Eaton Vance Worldwide Developing Resources Fund.

Eaton Vance Worldwide Developing Resources Fund as of August 31, 1998 INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of
  Eaton Vance Worldwide Developing Resources Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Worldwide Developing Resources Fund (the Fund) (one of the series of Eaton Vance Growth Trust) as of August 31, 1998, and the related statements of operations for year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997 and the financial highlights for each of the years in the four-year period ended August 31, 1998, and for each of the years in the two year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Developing Resources Fund at August 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP
                                        Boston, Massachusetts
                                        October 2, 1998

Worldwide Developing Resources Portfolio  as of August 31, 1998
PORTFOLIO OF INVESTMENTS
(Expressed in United States Dollars)



Common Stocks-- 89.1%

-----------------------------------------------------------------------------

Security                                              Shares          Value
-----------------------------------------------------------------------------
Diamonds -- 5.1%
-----------------------------------------------------------------------------
Canabrava Diamond Corp.(1)                            100,000      $   54,980
Diamondworks, Ltd.(1)(2)                              150,000          81,510
Diamondworks, Ltd.(1)                                 150,000          81,510
Namibian Minerals Corp.(1)                             75,000          84,375
Southernera Resources, Ltd.(1)                         34,700         130,888
-----------------------------------------------------------------------------
                                                                   $  433,263
-----------------------------------------------------------------------------

Fertilizer -- 4.0%
-----------------------------------------------------------------------------
Asia Pacific Resources(1)                             150,000      $  340,439
-----------------------------------------------------------------------------
                                                                   $  340,439
-----------------------------------------------------------------------------

Metals - Gold -- 23.2%
-----------------------------------------------------------------------------
Argosy Mining Corp.(2)(3)                             100,000      $   11,510
Ashanti Goldfields Co., Ltd.(3)                         8,889          57,781
Barrick Gold Corp.(3)                                  15,000         195,000
Black Hawk Mining, Inc.                                50,000           4,155
Black Hawk Mining, Inc.(2)                             30,000           2,493
Black Swan Gold Mines, Ltd.                           200,000          16,620
Canarc Resource Corp.(1)(2)                           150,000          11,505
Crystallex International Corp.(1)(3)                  150,000          65,625
Etruscan Enterprises, Ltd.(1)                         150,000         172,620
Global Pacific Minerals, Inc.(1)                      400,000          30,680
Golden Gram Resources, Inc.(1)                        250,000          39,950
Greenstone Resources, Ltd.(1)                          50,000          62,500
Iamgold International African Mining(2)                25,000          39,638
Intrepid Minerals Corp.(2)                            300,000          28,770
Kazakhstan Minerals Corp.                              40,000           5,600
Meridian Gold(1)                                      120,000         358,140
Minefinders Corp.(1)                                  100,000          53,700
Minorca Resources, Inc.(1)(2)                          50,000          14,385
Nevsun Resources, Ltd.                                 40,000          10,740
Queenstake Resources, Ltd.(2)                         150,000          19,185
Repadre Capital Corp.(1)                               70,000         111,881
Rio Narcea Gold Mines, Ltd.(1)(3)                      60,000          91,440
Rio Narcea Gold Mines, Ltd.(1)(2)(3)                   60,000          91,440
Romarco Minerals, Inc.(1)(3)                          125,000         119,063
Southwestern Gold Corp.(1)(3)                          80,000         162,640
Steppe Gold Resources, Ltd.(1)                        200,000          30,040
Steppe Gold Resources, Ltd.(1)(2)                     200,000          30,040
Sutton Resources Ltd.(2)                               20,000          46,670
Tanganyika Gold NL                                    300,000          14,829
Tombstone Explorations Co., Ltd.(2)(3)                225,000          25,898
TVX Gold, Inc.(1)                                       5,000           5,625
TVX Gold, Inc.(1)(2)                                   45,000          50,625
-----------------------------------------------------------------------------
                                                                   $1,980,788
-----------------------------------------------------------------------------

Metals - Industrial -- 12.1%
-----------------------------------------------------------------------------
AMT International Mining Corp.(1)(3)                  817,200      $  203,728
Billiton PLC(2)(3)                                     75,000         127,646
Breakwater Resources, Ltd.(1)                         100,000          51,150
Corriente Resources, Inc.(1)(2)(3)                     75,000          26,370
Corriente Resources, Inc.(2)(3)                        84,500          29,710
First Quantum Minerals(1)                             159,091         111,873
First Quantum Minerals(1)(2)                          100,000          70,320
Formation Capital Corp.(2)                            400,000         191,800
Freeport McMoran Copper & Gold, Inc.                   16,300         185,413
Tiomin Resources, Inc.(2)(3)                          200,000          38,360
-----------------------------------------------------------------------------
                                                                   $1,036,370
-----------------------------------------------------------------------------

Metals - Silver -- 3.0%
-----------------------------------------------------------------------------
Apex Silver Mines, Ltd.(1)                             20,000      $  135,000
Pan American Silver Corp.(1)                           10,000          51,250
Silver Standard Resources, Inc.(1)                    100,000          75,000
-----------------------------------------------------------------------------
                                                                   $  261,250
-----------------------------------------------------------------------------

Metals - Steel -- 8.1%
-----------------------------------------------------------------------------
Ispat International                                    15,000      $  162,188
Reliance Steel and Aluminum Co.                        10,000         305,000
Steel Dynamics Corp.(1)                                20,000         222,500
-----------------------------------------------------------------------------
                                                                   $  689,688
-----------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.0%
-----------------------------------------------------------------------------
Unifab International, Inc.                             10,000         $85,000
-----------------------------------------------------------------------------
                                                                   $   85,000
-----------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 31.9%
-----------------------------------------------------------------------------
Abacan Resources Corp.(1)                              70,000      $   24,066
Anadarko Petroleum Corp.                               10,000         287,500
Arakis Energy Corp.(1)                                170,000         180,625
Beau Canada Exploration, Ltd.(1)(3)                   100,000         100,370
Bellator Exploration, Inc.(2)                         300,000         105,480
EEX Corp.(1)                                           35,000         155,313
FX Energy, Inc.(1)                                     50,000         300,000
Louis Dreyfus Natural Gas(1)                           20,000         226,250
Mercantile International Petroleum(1)(3)              342,000          30,780
Meridian Resource Corp.(1)                             70,000         201,250
Pease Oil and Gas Co.(2)                              150,000          23,445
Petsec Energy, Ltd., ADR(1)                            25,000         139,063
Probe Exploration, Inc.(1)                             60,000         103,572
Ranger Oil, Ltd.                                       30,000         159,375
Remington Energy, Ltd.(3)                              20,000          83,820
Seagull Energy Corp.                                   20,000         177,500
Seven Seas Petroleum Co.(3)                            20,000         206,000
Seven Seas Petroleum Co.(2)(3)                         10,000         103,000
Triton Energy, Ltd.(1)                                 10,000         115,000
-----------------------------------------------------------------------------
                                                                   $2,722,409
-----------------------------------------------------------------------------

Paper and Forest Products -- 0.7%
-----------------------------------------------------------------------------
Saint Laurent Paperboard, Inc.(2)                      10,000      $   63,500
-----------------------------------------------------------------------------
                                                                   $   63,500
-----------------------------------------------------------------------------
Total Common Stocks
   (identified cost $22,986,986)                                   $7,612,707

Installment Receipts -- 0.0%
-----------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 0.0%
-----------------------------------------------------------------------------
Fracmaster, Ltd.(2)                                    11,000      $     --
-----------------------------------------------------------------------------
                                                                   $     --
-----------------------------------------------------------------------------
Total Installment Receipts
   (identified cost $77,552)                                       $     --
-----------------------------------------------------------------------------

Preferred Stocks -- 0.0%
-----------------------------------------------------------------------------

Metals - Gold -- 0.0%
-----------------------------------------------------------------------------
Ashanti Goldfields Co., Ltd., Class B, 3/31/99(4)       8,889      $     --
Ashanti Goldfields Co., Ltd., Class C, 3/31/00(4)       8,889            --
Ashanti Goldfields Co., Ltd., Class D, 3/31/01(4)       8,889            --
Ashanti Goldfields Co., Ltd., Class E, 3/31/02(4)       8,889            --
-----------------------------------------------------------------------------
                                                                   $     --
-----------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $--)                                           $     --
-----------------------------------------------------------------------------

Private Placements and Special Warrants -- 12.2%

Metals - Gold -- 12.2%
-----------------------------------------------------------------------------
Nevada Pacific Mining Co.(2)(4)                        80,000      $   80,000
Quincunx Gold Exploration(2)(4)                       300,000         285,751
Western Exploration and Development, Ltd.(1)(2)(4)    600,000         674,999
-----------------------------------------------------------------------------
                                                                   $1,040,750
-----------------------------------------------------------------------------

Total Private Placements and Special Warrants
   (identified cost $969,101)                                      $1,040,750

Warrants -- 0.0%
-----------------------------------------------------------------------------

Diamonds -- 0.0%
-----------------------------------------------------------------------------
Diamondworks, Ltd.(1)(2)(4)                           150,000      $     --
-----------------------------------------------------------------------------
                                                                   $     --
-----------------------------------------------------------------------------

Metals - Gold -- 0.0%
-----------------------------------------------------------------------------
Golden Gram Resources, Inc.(1)(4)                     250,000      $     --
Iamgold International African Mining(1)(2)(4)          12,500            --
Minorca Resources, Inc.(1)(4)                          12,500            --
Queenstake Resources, Ltd.(1)(2)(4)                    75,000            --
-----------------------------------------------------------------------------
                                                                   $     --
-----------------------------------------------------------------------------

Metals - Industrial -- 0.0%
-----------------------------------------------------------------------------
Formation Capital Corp.(1)(2)(4)                  400,000          $     --
-----------------------------------------------------------------------------
                                                                   $     --
-----------------------------------------------------------------------------

Total Warrants
   (identified cost $--)                                           $    --
-----------------------------------------------------------------------------

Total Investments -- 101.3%
   (identified cost $24,033,639)                                   $8,653,457
-----------------------------------------------------------------------------

Other Assets, Less Liabilities -- (1.3)%                           $ (108,076)
-----------------------------------------------------------------------------
Net Assets -- 100%                                                 $8,545,381
-----------------------------------------------------------------------------
ADR --  American Depositary Receipt
-----------------------------------------------------------------------------
(1) Non-income producing security.
(2) Restricted security.
(3) Foreign security.
(4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

Worldwide Developing Resources Portfolio  as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1998
(Expressed in United States Dollars)
Assets
------------------------------------------------------------------------------
Investments, at value (identified cost, $24,033,639)               $ 8,653,457
Cash                                                                    17,512
Foreign currency, at value (identified cost, $60)                           52
Interest and dividends receivable                                        1,688
------------------------------------------------------------------------------
Total assets                                                       $ 8,672,709
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Demand note payable                                                $   100,000
Payable to affiliate for Trustees' fees                                     47
Other accrued expenses                                                  27,281
------------------------------------------------------------------------------
Total liabilities                                                  $   127,328
------------------------------------------------------------------------------
Net Assets applicable to investors'interest in Portfolio           $ 8,545,381
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $23,925,571
Net unrealized depreciation (computed on the basis of
   identified cost)                                                (15,380,190)
------------------------------------------------------------------------------
Total                                                              $ 8,545,381
------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1998
(Expressed in United States Dollars)
Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes, $2,013)                           $     25,983
Interest                                                                 19,039
-------------------------------------------------------------------------------
Total investment income                                            $     45,022
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                             $    158,955
Trustees fees and expenses                                                1,022
Interest                                                                 65,382
Custodian fee                                                            55,748
Legal and accounting services                                            29,897
Miscellaneous                                                             2,486
-------------------------------------------------------------------------------
Total expenses                                                     $    313,490
-------------------------------------------------------------------------------
Net investment loss                                                $   (268,468)
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $   (920,945)
  Foreign currency transactions                                          (1,797)
-------------------------------------------------------------------------------
  Net realized loss                                                $   (922,742)
-------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation)   --
  Investments (identified cost basis)                              $(14,899,190)
  Foreign currency                                                           (8)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $(14,899,198)
-------------------------------------------------------------------------------
Net realized and unrealized loss                                   $(15,821,940)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               $(16,090,408)
-------------------------------------------------------------------------------

Worldwide Developing Resources Portfolio  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)

Increase (Decrease)                                                For the
in Net Assets                                       Year Ended     Period Ended
                                                    August 31,       August 31,
                                                          1998         1997 (1)
-------------------------------------------------------------------------------
   From operations --
   Net investment loss                            $   (268,468)    $    (88,261)
    Net realized gain (loss)                          (922,742)         839,952
   Net change in unrealized appreciation
     (depreciation)                                (14,899,198)        (480,992)
-------------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                                $(16,090,408)    $    270,699
-------------------------------------------------------------------------------
Capital transactions --
   Contributions                                  $  5,654,112     $ 38,738,578
   Withdrawals                                     (12,527,185)      (7,500,415)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   capital transactions                           $ (6,873,073)    $ 31,238,163
-------------------------------------------------------------------------------
Net increase (decrease) in net (decrease)
   in net assets                                  $(22,963,481)    $ 31,508,862
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of year                              $ 31,508,862     $       --
-------------------------------------------------------------------------------
At end of year                                    $  8,545,381     $ 31,508,862
-------------------------------------------------------------------------------

(1) For the period from the start of business, April 10, 1997, to August 31, 1997.

Worldwide Developing Resources Portfolio  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)

                                                Year Ended      For the
                                                August 31,      Period Ended
                                                1998            August 31,
                                                                1997 (1)
-----------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------
Expenses                                            1.48%            1.19%(2)
Expenses after custodian fee reduction              1.48%            1.15%(2)
Net investment loss                                (1.27)%          (0.81)%(2)
Portfolio Turnover                                    69%              63%
-----------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $8,545           $31,509
-----------------------------------------------------------------------------

(1) For the period from the start of business, April 10, 1997, to August 31, 1997.
(2) Annualized.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)

1 Significant Accounting Policies
-------------------------------------------------------------------------------
   Worldwide Developing Resources Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on April 10, 1997, with the acquisition of net assets of $26,141,520 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates the value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

   B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either of cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuation in foreign currency exchange rates are not separately disclosed.

   E Forward Foreign Currency Exchange
   Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

   G Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expense in the statement of operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
------------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998, the adviser fee was 0.75% of average net assets.

   Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred


   Compensation Plan. For the year ended August 31, 1998 no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

3 Line of Credit
------------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the $100 million line of credit is allocated among the participating funds and portfolios at the end of each quarter. At August 31, 1998, the Portfolio had a balance outstanding pursuant to this line of credit of $100,000. The average daily loan balance for the year ended August 31, 1998 was $1,049,052 and the average interest rate was 6.2%. The maximum borrowing outstanding at any time during the year ended August 31, 1998 was $2,795,000.

4 Federal Income Tax Basis of Investments
------------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1998, as computed on a federal income tax basis, are as follows:


   Aggregate cost                                                 $ 24,033,639
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                  $    653,298
    Gross unrealized depreciation                                 $(16,033,480)
   ---------------------------------------------------------------------------
    Net unrealized depreciation                                   $(15,380,182)
   ---------------------------------------------------------------------------

5 Investment Transactions
   ---------------------------------------------------------------------------
   Purchases and sales of investments, other than short term obligations, aggregated $14,955,517 and $17,357,914, respectively.

6 Restricted Securities
   ---------------------------------------------------------------------------
   At August 31, 1998, the Portfolio owned the following securities (constituting 26.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to certain of these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                             Date of
    Description                              Acquisition       Shares/Face  Cost        Fair Value
    ----------------------------------------------------------------------------------------------
    Common Stocks
    ----------------------------------------------------------------------------------------------
    Argosy Mining Corp.                       10/29/96         100,000     $ 181,950     $  11,510
    Bellator Exploration, Inc.                3/10/98          300,000       502,800       105,480
    Billiton PLC                              9/18/97           75,000       276,128       127,646
    Black Hawk Mining, Inc.                   3/26/97           30,000       183,030         2,493
    Canarc Resource Corp.                     11/5/96          150,000       247,395        11,505
    Corriente Resources, Ltd.                 10/19/95          75,000       158,436        26,370
    Corriente  Resources, Ltd.                10/19/95          84,500       199,685        29,710
    Diamondworks, Ltd.                        10/23/96         150,000       298,880        81,510
    First Quantum Minerals                    2/27/97          100,000       256,129        70,320
    Formation Capital Corp.                   6/9/98           400,000       326,440       191,800
    Iamgold International African Mining      10/8/97           25,000        83,862        39,638
    Intrepid  Minerals Corp.                  11/22/96         300,000       246,660        28,770
    Minorca Resources, Inc.                   10/16/97          50,000       180,592        14,385
    Pease Oil and Gas Co.                     6/24/97          150,000       376,766        23,445
    Queenstake Resources, Ltd.                7/9/97           150,000       259,564        19,185
    Rio Narcea Gold  Mines, Ltd.              3/27/97           60,000       167,784        91,440
    Saint Laurent Paperboard, Inc.            5/16/97           10,000       149,547        63,500
    Seven Seas Petroleum Co.                  3/24/97           10,000       150,000       103,000
    Steppe Gold Resources, Ltd.               10/29/96         200,000       327,820        30,040
    Sutton  Resources, Ltd.                   7/8/97            20,000       179,133        46,670
    Tiomin  Resources, Inc.                   6/25/96          200,000       288,760        38,360
    Tombstone Explorations Co., Ltd.          11/6/96          225,000       274,770        25,898
    TVX Gold, Inc.                            6/28/93           45,000       177,679        50,625
    ----------------------------------------------------------------------------------------------
                                                                           $5,493,810    1,233,300
    ----------------------------------------------------------------------------------------------


      Installment Receipts
    ----------------------------------------------------------------------------------------------
   Fracmaster, Ltd.                           9/8/97            11,000     $  77,552     $       0
    ----------------------------------------------------------------------------------------------
                                                                           $  77,552     $       0
    ----------------------------------------------------------------------------------------------

                                             Date of
    Description                              Acquisition       Shares/Face  Cost        Fair Value
    ----------------------------------------------------------------------------------------------
     Private Placements and Special Warrants
    ----------------------------------------------------------------------------------------------
    Nevada Pacific  Mining Co.                4/9/97            80,000     $ 341,352    $   80,800
    Quincunx Gold Exploration                 8/16/9           300,000       327,749       285,751
    Western Exploration and Development, Ltd. 9/22/97          600,000       300,000       674,999
    ----------------------------------------------------------------------------------------------
                                                                           $ 969,101    $1,040,750
     ----------------------------------------------------------------------------------------------

     Warrants
    ----------------------------------------------------------------------------------------------
   Diamondworks,Ltd                           1/27/98          150,000     $       0    $        0
    Formation Capital Corp.                   6/9/98           400,000             0             0
   Iamgold International African Mining       11/4/97           12,500             0             0
   Queenstake  Resources, Ltd.                7/9/97            75,000             0             0
    ----------------------------------------------------------------------------------------------
                                                                           $       0    $        0
    ----------------------------------------------------------------------------------------------

Worldwide Developing Resources Portfolio  as of August 31, 1998
INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Worldwide Developing Resources Portfolio:

--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Developing Resources Portfolio (the Portfolio) as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year ended August 31, 1998 and the period from April 10, 1997, (start of business) to August 31, 1997 (all expressed in United States Dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at August 31, 1998, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods (all expressed in United States Dollars), in conformity with accounting principles generally accepted in the United States of America.

                                        DELOITTE & TOUCHE
                                        Grand Cayman, Cayman Islands
                                        British West Indies
                                        October 2, 1998

EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND as of August 31, 1998 INVESTMENT MANAGEMENT


EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND


OFFICERS                    INDEPENDENT TRUSTEES
James B. Hawkes             Donald R. Dwight
President and Director      President, Dwight Partners, Inc.

M. Dozier Gardner           Samuel L. Hayes, III
Vice President              Jacob H. Schiff Professor of Investment
                            Banking, Harvard University Graduate School
William D. Burt             of Business Administration
Vice President and
Co-Portfolio Manager        Norton H. Reamer
                            Chairman and Chief Executive Officer,
Barclay Tittmann            United Asset Management Corporation
Vice President and
Co-Portfolio Manager        John L. Thorndike
                            Formerly Director, Fiduciary Company Incorporated
James L. O'Connor
Treasurer                   Jack L. Treynor
                            Investment Adviser and Consultant
Alan R. Dynner
Secretary


WORLDWIDE DEVELOPING RESOURCES PORTFOLIO


OFFICERS                    INDEPENDENT TRUSTEES
James B. Hawkes             Donald R. Dwight
President and Trustee       President, Dwight Partners, Inc.

M. Dozier Gardner           Samuel L. Hayes, III
Vice President              Jacob H. Schiff Professor of Investment
                            Banking, Harvard University Graduate School
Michel Normandeau           of Business Administration
Vice President
                            Norton H. Reamer
Raymond O'Neill             Chairman and Chief Executive Officer,
Vice President              United Asset Management Corporation

William D. Burt             John L. Thorndike
Vice President and          Formerly Director, Fiduciary Company Incorporated
Co-Portfolio Manager
                            Jack L. Treynor
Barclay Tittmann            Investment Adviser and Consultant
Vice President and
Co-Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

                                     PART C.

                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

         No change from the information set forth in Item 27 of Form N-1A filed as Post-Effective Amendment No. 45 to the Registration Statement under the Securities Act of 1933 (File No. 2-90946) and Amendment No. 49 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-4015) (Accession No. 0000950156-98-000328), which information is incorporated herewith by reference.

         Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

ITEM 16. EXHIBITS

 (1)(a) Amended and Restated Declaration of Trust dated August 17, 1993 filed as Exhibit (1)(a) to Post-Effective Amendment No. 23 (Accession No. 0000950156-95-000497) ("PEA 23") and incorporated herein by reference.

 (1)(b) Amendment to Declaration of Trust dated July 10, 1995 filed as Exhibit (1)(b) to PEA 23 and incorporated herein by reference.

 (1)(c) Amendment to Declaration of Trust dated June 23, 1997 filed as Exhibit (1)(c) to Post-Effective Amendment No. 38 (Accession No. 0000950156-97-000918) ("PEA 38") and incorporated herein by reference.

 (1)(d) Amendment and Restatement of Establishment and Designation of Series of Shares dated June 22, 1998 filed herewith.

 (2)(a) By-Laws (As Amended November 3, 1986) filed as Exhibit (2)(a) to PEA 23 and incorporated herein by reference.

 (2)(b)       Amendment to By-Laws dated December 13, 1993 filed as Exhibit
              (2)(b) to PEA 23 and incorporated herein by reference.

 (3)          Not applicable.

 (4) Agreement and Plan of Reorganization Between Registrant and Eaton Vance Growth Trust on behalf of Eaton Vance Worldwide Developing Resources Fund filed herewith as Exhibit A to the Prospectus/Proxy Statement included as Part A to this Registration Statement on Form N-14.

 (5)          Not applicable.

 (6) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund dated September 16, 1997 filed herewith.

 (7)(a) Distribution Agreement between Eaton Vance Mutual Funds Trust and Eaton Vance Distributors, Inc., dated June 23, 1997 with attached Schedules filed as Exhibit (6)(a)(8) to PEA 38 and incorporated herein by reference.

 (7)(a)(1) Amendment to Distribution Agreement dated October 17, 1997 filed as Exhibit (6)(a)(9) to PEA 38 and incorporated herein by reference.

 (7)(a)(2) Schedule A-3 to Distribution Agreement dated March 4, 1998, filed as Exhibit (6)(a)(5)(ii) to Post-Effective Amendment No. 42 (Accession No. 0000950156-98-000292) ("PEA 42") and incorporated herein by reference.

 (7)(a)(3) Schedule A-4 to Distribution Agreement dated June 22, 1998 filed herewith.

 (7)(b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Registration Statement of Eaton Vance Growth Trust Post-Effective Amendment No. 61 and incorporated herein by reference.

 (8) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its Independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

 (9)(a) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to PEA 23 and incorporated herein by reference.

 (9)(b) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 27 (Accession No.
              0000950156-96-000197) ("PEA 27") and incorporated herein by reference.

(10)(a) Eaton Vance Mutual Funds Trust Class A Service Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(i) to PEA 38 and incorporated herein by reference.

(10)(a)(1) Schedule A-3 to Class A Service Plan dated March 4, 1998, filed as Exhibit (15)(d)(1) to PEA 42 and incorporated herein by reference.

(10)(a)(2) Schedule A-4 to Class A Service Plan dated June 22, 1998 filed herewith.

(10)(b) Multiple Class Plan for Eaton Vance Funds dated June 23, 1997 filed as Exhibit (18) to Post-Effective Amendment No. 37 (Accession No. 0000950156-97-000870) ("PEA 37") and incorporated herein by reference.

(10)(b)(1) Schedule A-4 to Multiple Class Plan dated January 6, 1998 filed as Exhibit (18)(a)(1) to PEA 42 and incorporated herein by reference.

(11) Opinion and Consent of Counsel as to legality of securities being issued filed herewith.

(12)          Not Applicable.

(13)(a) Amended Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series) and Eaton Vance Management dated July 31, 1995, with attached scheduled (including Amended Schedule A dated May 7, 1996) filed as Exhibit
              (9)(a) to Post-Effective Amendment No. 24 (Accession No. 0000950156-95-000603) and incorporated herein by reference.

(13)(a)(1) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement filed as Exhibit (9)(a)(1) to PEA 38 and incorporated herein by reference.

(13)(a)(2) Schedule A-1 to the Amended Administrative Services Agreement dated March 4, 1998, filed as Exhibit (9)(a)(2) to PEA 42 and incorporated herein by reference.

(13)(a)(3) Schedule A-2 to the Amended Administrative Services Agreement dated June 22, 1998 filed herewith.

(13)(b)       Transfer Agency Agreement dated January 1, 1998 filed as Exhibit
              (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172) and incorporated herein by reference.

(14)(a) Consent of Deloitte & Touche LLP regarding financial statements of Registrant filed herewith.

(14)(b) Consent of Deloitte & Touche LLP regarding financial statements of Eaton Vance Growth Trust on behalf of Eaton Vance Worldwide Developing Resources Fund filed herewith.

(15)          Not Applicable.

(16)(a) Power of Attorney for the Registrant dated October 19, 1998 filed herewith.

(17)          Rule 24f-2 Election of Registrant filed herewith.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Boston, and the Commonwealth of Massachusetts on the 19th day of October, 1998.

                                                EATON VANCE MUTUAL FUNDS TRUST

                                                /s/ M. DOZIER GARDNER
                                                -----------------------------
                                                M. Dozier Gardner, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signatures                                  Title            Date
         ----------                                  -----            ----

                                    President, Principal
/s/ M. Dozier Gardner               Executive Officer and       October 19, 1998
------------------------------      Trustee
M. Dozier Gardner

                                    Treasurer and Principal
/s/ James L. O'Connor               Financial and Accounting    October 19, 1998
------------------------------      Officer
James L. O'Connor

/s/ Donald R. Dwight                Trustee                     October 19, 1998
------------------------------
Donald R. Dwight

/s/ James B. Hawkes                 Trustee                     October 19, 1998
------------------------------
    James B. Hawkes

/s/ Samuel L. Hayes, III            Trustee                     October 19, 1998
------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                Trustee                     October 19, 1998
------------------------------
Norton H. Reamer

/s/ John L. Thorndike               Trustee                     October 19, 1998
------------------------------
John L. Thorndike

/s/ Jack L. Treynor                 Trustee                     October 19, 1998
------------------------------
Jack L. Treynor



*By:
     -------------------------
         Alan R. Dynner
         As Attorney-in-fact

                                  EXHIBIT INDEX

         The following exhibits are filed as a part of this Registration
Statement:

EXHIBIT                                                           SEQUENTIALLY
NUMBER                 DESCRIPTION                                NUMBERED PAGE
------                 -----------                                -------------

 (1)(d)       Amendment and Restatement of Establishment and
              Designation of Series of Shares dated June 22,
              1998

 (4) Agreement and Plan of Reorganization between the Registrant and Eaton Vance Growth Trust on behalf of Eaton Vance Worldwide Developing Resources Fund filed herewith as Exhibit A to the Prospectus/Proxy Statement included as Part A to this Registration Statement on Form N-14.

 (6)          Investment Advisory Agreement with Eaton Vance
              Management for Eaton Vance Tax-Managed Emerging
              Growth Fund dated September 16, 1997.

 (7)(a)(3)    Schedule A-4 to Distribution Agreement dated
              June 22, 1998.

(10)(a)(2)    Schedule A-4 to Class A Service Plan dated June
              22, 1998.

(11) Opinion and Consent of Counsel as to legality of securities being issued and consent.

(13)(a)(3)    Schedule A-2 to the Amended Administrative
              Services Agreement dated June 22, 1998.

(14)(a) Consent of Deloitte & Touche LLP regarding financial statements of Registrant.

(14)(b) Consent of Deloitte & Touche LLP regarding financial statements of Eaton Vance Growth Trust on behalf of Eaton Vance Worldwide Developing
              Resources Fund.

(16)(a)       Power of Attorney for the Registrant dated
              October 19, 1998.

(17)          Rule 24f-2 Election of Registrant.